UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07527

Turner Funds
(Exact name of registrant as specified in charter)

1205 Westlakes Drive, Suite 100 Berwyn, PA			19312
(Address of principal executive offices)			(Zip code)

Michael P. Malloy Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-224-6312

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2015

Item 1. Reports to Stockholders.

Annual Report

September 30, 2015

Long/short equity funds

Turner Medical Sciences Long/Short Fund

Turner Titan II Fund

U.S. growth equity funds

Turner Emerging Growth Fund

Turner Midcap Growth Fund

Turner Small Cap Growth Fund

Contents

2	Letter to shareholders
4	Total returns of the Turner Funds
6	Investment review: Turner Medical Sciences Long/Short Fund
7	Investment review: Turner Titan II Fund
8	Investment review: Turner Emerging Growth Fund
9	Investment review: Turner Midcap Growth Fund
10	Investment review: Turner Small Cap Growth Fund
11	Schedules of investments
24	Financial statements
36	Notes to financial statements
45	Report of independent registered public accounting firm
46	Notice to shareholders
47	Disclosure of fund expenses
48	Trustees and officers of the Trust

Turner Funds

As of September 30, 2015, the Turner Funds offered a series of five mutual funds to individual and institutional investors. The minimum initial investment for Institutional Class Shares in a Turner Fund is $250,000 (except for $100,000 for the Turner Medical Sciences Long/Short Fund and the Turner Titan II Fund, formerly the Turner Spectrum Fund) for regular accounts and $100,000 for individual retirement accounts. The minimum initial investment for Investor Class Shares, Retirement Class Shares and Class C Shares is $2,500 for regular accounts and $2,000 for individual retirement accounts.

Turner Investments, L.P., based in Berwyn, Pennsylvania, serves as the investment adviser for the Turner Funds. Turner Investments, L.P., founded in 1990, manages more than $589 million in equity investments as of September 30, 2015.

Shareholder services

Turner Funds shareholders receive annual and semiannual reports, quarterly account statements, and a quarterly newsletter. Shareholders who have questions about their accounts may call a toll-free telephone number, 1.800.224.6312, may visit our website, www.turnerinvestments.com, or may write to Turner Funds, P.O. Box 219805, Kansas City, Missouri 64121-9805.

TURNER FUNDS 2015 ANNUAL REPORT 1

LETTER TO SHAREHOLDERS (Unaudited)

To our shareholders

Over the last decade global economies have grown by 6%; however, recently that rate has slowed considerably with the consensus for global gross domestic product (GDP) for 2016 at around 3%. Correlating to the slower growth is very low inflation — the U.S. is now at 0%, other developed countries are at about 0.5%, and the bigger developing countries (China and India) are at 4.2%. Discussions abound on China's slowing growth, India or Brazil's accelerating growth, moderate U.S. growth, and no growth out of Europe or Japan. While the alarmists continue to see inflation around every corner due to easy money, one overriding fact remains. In a world that is aging rapidly with technological advances that are hugely disinflationary, we believe that we are destined to experience more of the same — moderate global growth with low inflation.

While this is generally good for the global population overall, it creates a difficult backdrop for corporations to grow profits meaningfully. If top-line global GDP is 3% and inflation is 1.5%, the best you can hope to achieve is to grow your top line at around 5%. Through efficiencies and share buybacks, perhaps a company can raise its bottom line by 7 to 9% (not bad, particularly if you have a nice dividend yield). The problem is most big global corporations are not good stewards of capital and instead of seeking out efficiencies and buying back shares, they continue to see themselves as growth companies and make bad investments in both capital and mergers & acquisitions.

This is why stocks have generally performed modestly for the last couple of years (the MSCI World Index returned 24% over the last three years). While we do not foresee a big collapse in equity markets, we really do not see the scenario changing from very moderate returns for equities overall.

We do, however, believe that something very interesting and exciting is occurring beneath the surface of the market in general. Companies that are innovative, accelerating growth, disrupting others, and leading their respective market segments are doing very well and we seek to identify these types of companies and form high-conviction portfolios around them.

Innovative industries like cybersecurity have spawned winners like Palo Alto Networks (Palo Alto). Because of the threats of hacking and intrusion to corporations, governments and other entities, this innovative industry has boomed with Palo Alto establishing a leadership position. Since it became public in 2012, its stock price has advanced significantly and has continued to outpace over the last two years as the market has stagnated.

After a company establishes itself as an Innovator, its business growth can accelerate. Mobileye, an innovator in safe and smart automobile systems, entered its Accelerator phase with rapid revenue growth over the last few quarters. Mobileye is now one of the largest companies of its type in the world.

A good example of a Disruptor that has shown outsized gains is Netflix. Clearly the company was innovative with its delivery of both physical and on-line entertainment content. Its production of "original content" programs showed even more innovation. Growth accelerated as their online business boomed, their original programming won rave reviews, and they expanded internationally. Netflix is truly a Disruptor — sharply altering the business of traditional media companies — you only have to look at the price advance to see that. Its stock price has appreciated substantially while CBS shares have fallen, the other networks such as Comcast (NBC) and Disney (ABC), have fared a bit better; however, most of their growth is from the non-broadcast businesses.

Ultimately, the Innovators, Accelerators and Disruptors become Market Leaders, and often they do this quickly. A prime example of this is Facebook. Social media has transformed how the world communicates. I venture to say Facebook users interact with friends on far greater levels than those achieved from face-to-face meetings, phone calls and even emails. And of course, we have all seen puppy videos and delicious recipes that we are supposed to "like". Facebook has performed very well since it became public in May of 2012 and now has a market capitalization of $255 billion. By that measure, Facebook is now the 9th biggest stock in the world.

In a moderate-growth, low-inflation world, we believe that excess returns in stocks will come from the Innovators, the Accelerators, the Disruptors and the Market Leaders. And that is what we seek to achieve for shareholders of Turner Funds. Our small cap portfolios focus on the Innovators and Accelerators. Our mid and larger cap portfolios focus on the Disruptors and Market Leaders. Our long/short portfolios tend to be long the Innovators, Accelerators, Disruptors, and Market Leaders while shorting those companies that struggle to grow in a moderate-growth, low-inflation world.

We believe that equities should continue to be appealing investments and that our active management strategy of constructing high-conviction portfolios comprising companies that are innovative, accelerating growth,

2 TURNER FUNDS 2015 ANNUAL REPORT

September 30, 2015

disrupting others, and leading their respective market segments offer shareholders the opportunity to achieve moderate returns in a low-inflation, low-growth global economy. As always, we appreciate your faith and continued support.

Sincerely,

Bob Turner

Chairman, Chief Investment Officer and Chief Executive Officer
Turner Investments
President and Trustee
Turner Funds

Past performance is no guarantee of future results. The views expressed are those of Turner Investments as of September 30, 2015, and are not intended as a forecast or investment recommendations. The indexes mentioned are not available for investment.

Bob Turner

TURNER FUNDS 2015 ANNUAL REPORT 3

PERFORMANCE (Unaudited)

Total returns of the Turner Funds

Through September 30, 2015

Current performance may be lower or higher than the performance data quoted. Please call 1.800.224.6312 or visit our Web site at www.turnerinvestments.com for the most recent month-end performance information.

The performance data quoted represents past performance and the principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns shown, unless otherwise indicated, are total returns, with dividends and income reinvested. Returns spanning more than one year are annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. The indices mentioned are unmanaged statistical composites of stock-market performance. Investing in an index is not possible.

The holdings and sector weightings of the Turner Funds are subject to change. Forward-earnings projections are not predictors of stock price or investment performance, and do not represent past performance. There is no guarantee that the forward-earnings projections will accurately predict the actual earnings experience of any of the companies involved, and there is no guarantee that owning securities of companies with relatively high price-to-earnings ratios will cause the portfolio to outperform its benchmark or index.

The Turner Funds are distributed by Foreside Fund Services, LLC, Portland, Maine. The investor should consider the investment objectives, risks, charges, and expenses carefully before investing. This and other information can be found in the prospectus. A free prospectus, which contains detailed information, including fees and expenses, and the risks associated with investing in these Funds, can be obtained by calling 1.800.224.6312. Read the prospectus carefully before investing.

Fund name/index	Six months*	Year to date*	One year	Three years	Five years	Ten years	(Annualized) Since inception	Total net assets ($mil)
Turner Medical Sciences Long/Short Fund(1) — Institutional Class Shares	-3.31%	20.76%	12.60%	14.94%	n/a	n/a	9.85%	$40.57
Investor Class Shares	-3.41	20.50	12.30	14.67	n/a	n/a	9.61	90.98
Class C Shares	-3.82	19.82	11.43	13.80	n/a	n/a	8.80	5.47
S&P 500 Health Care Index	-8.13	-2.13	5.19	20.20	n/a	n/a	19.07
Barclays Capital U.S. Aggregate Bond Index	-0.47	1.13	2.94	1.71	n/a	n/a	3.81
Lipper Long/Short Equity Funds Average	-4.80	-3.20	-1.59	4.86	n/a	n/a	3.99
Inception date: 2/7/11
Turner Titan II Fund(1) — Institutional Class Shares	0.11	6.72	2.13	3.87	3.31%	n/a	3.96	34.18
Investor Class Shares	0.00	6.50	1.86	3.57	3.04	n/a	3.69	25.65
Class C Shares(2)	-0.34	5.98	1.17	2.83	2.29	n/a	3.12	1.55
S&P 500 Index	-6.18	-5.29	-0.61	12.40	13.34	n/a	14.83
Barclays Capital U.S. Aggregate Bond Index	-0.47	1.13	2.94	1.71	3.10	n/a	4.48
Lipper Long/Short Equity Funds Average	-4.80	-3.20	-1.59	4.86	5.45	n/a	6.88
Inception date: 5/7/09
Turner Emerging Growth Fund(1) — Institutional Class Shares(3)	-3.81	1.23	7.28	12.29	13.95	n/a	17.14	15.81
Investor Class Shares	-3.92	1.04	7.01	12.00	13.67	7.07%	16.88	71.69
Russell 2000® Growth Index	-11.34	-5.47	4.04	12.85	13.26	7.67	17.87
Inception date: 2/27/98

4 TURNER FUNDS 2015 ANNUAL REPORT

PERFORMANCE (continued) (Unaudited)

Fund name/index	Six months*	Year to date*	One year	Three years	Five years	Ten years	(Annualized) Since inception	Total net assets ($mil)
Turner Midcap Growth Fund(1) — Institutional Class Shares(4)	-12.71%	-8.12%	-4.63%	10.10%	9.58%	n/a	4.33%	$35.70
Investor Class Shares	-12.80	-8.28	-4.88	9.80	9.30	5.80%	9.67	133.54
Retirement Class Shares(5)	-12.91	-8.43	-5.11	9.58	9.05	5.51	6.94	2.74
Russell Midcap® Growth Index	-9.04	-4.15	1.45	13.98	13.58	8.09	8.23
Inception date: 10/1/96
Turner Small Cap Growth Fund(1)	-3.78	3.55	6.55	12.91	12.31	7.69	11.13	70.84
Russell 2000® Growth Index	-11.34	-5.47	4.04	12.85	13.26	7.67	6.79
Inception date: 2/7/94

*  Returns of less than one year are cumulative, and not annualized.

(1)  Investing in technology and science companies and small- and mid-capitalization companies may subject the Funds to specific inherent risks, including above-average price fluctuations.

(2)  Commenced operations on July 14, 2009.

(3)  Commenced operations on February 1, 2009.

(4)  Commenced operations on June 16, 2008.

(5)  Commenced operations on September 24, 2001.

Expense Ratio†

	Gross expense ratio	Net expense ratio††
Turner Medical Sciences Long/Short Fund
Institutional Class Shares	3.54%	3.35%
Investor Class Shares	3.79%	3.60%
Class C Shares	4.54%	4.35%
Turner Titan II Fund
Institutional Class Shares	2.84%	2.76%
Investor Class Shares	3.09%	3.01%
Class C Shares	3.84%	3.76%
	Gross expense ratio	Net expense ratio††
Turner Emerging Growth Fund
Institutional Class Shares	1.42%	1.15%
Investor Class Shares	1.67%	1.40%
Turner Midcap Growth Fund
Institutional Class Shares	1.17%	0.93%
Investor Class Shares	1.42%	1.18%
Retirement Class Shares	1.67%	1.43%
Turner Small Cap Growth Fund
Investor Class Shares	1.66%	1.25%

†  These expense ratios are based on the most recent prospectus and may differ from those shown in the financial highlights.

††  Net expense ratio reflects contractual waivers of certain fees and/or expense reimbursements. Turner may discontinue this arrangement at any time after January 31, 2016.

TURNER FUNDS 2015 ANNUAL REPORT 5

INVESTMENT REVIEW (Unaudited)

Turner Medical Sciences Long/Short Fund

Fund profile

September 30, 2015

■  Ticker symbol TMSFX

  Investor Class Shares

■  CUSIP #900297557

  Investor Class Shares

■  Top five holdings1

  (1) Horizon Pharma

  (2) Eli Lily

  (3) Prothena

  (4) Cardiome Pharma

  (5) IGI Laboratories

■  % in five largest holdings 26.4%1,2

■  Number of holdings 761

■  Net assets $90.98 million, Investor Class Shares

Growth of a $10,000 investment in the
Turner Medical Sciences Long/Short Fund,
Investor Class Shares:
February 7, 2011-September 30, 20153,4

Average annual total returns (Periods ended September 30, 2015)3

	One year	Three years	Since inception[4]
Turner Medical Sciences Long/Short Fund, Institutional Class Shares[5]	12.60%	14.94%	9.85%
Turner Medical Sciences Long/Short Fund, Investor Class Shares[5]	12.30%	14.67%	9.61%
Turner Medical Sciences Long/Short Fund, Class C Shares[5]	11.43%	13.80%	8.80%
S&P 500 Health Care Index[6]	5.19%	20.20%	19.07%
Barclays Capital U.S. Aggregate Bond Index[7]	2.94%	1.71%	3.81%
Lipper Long/Short Equity Funds Average[8]	-1.59%	4.86%	3.99%

Sector weightings2:

1  Cash equivalent is not being considered a holding for the top five holdings, but is counted in the number of holdings. Top five holdings are based on long positions. The fund composition is subject to change.

2  Percentages based on total investments of long positions.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. Performance of the Institutional, Investor and Class C Shares will differ due to differences in fees.

4  The inception date of the Turner Medical Sciences Long/Short Fund was February 7, 2011.

5  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

6  The S&P 500 Health Care Index is an unmanaged index which includes the stocks in the health-care sector of the S&P 500 Index.

7  The Barclays Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities.

8  Lipper Long/Short Equity Funds Average represents the average annualized total return for all reporting funds in the Lipper Long/Short Equity Fund category.

The Turner Medical Sciences Long/Short Fund is subject to the risks associated with selling securities short. A short sale involves a finite opportunity for appreciation, but a theoretically unlimited risk of loss. The fund is subject to the risks associated with health care-related companies. Many health care-related companies are smaller and less seasoned than companies in other sectors. Health care-related companies may also be strongly affected by scientific or technological developments and their products may quickly become obsolete. The fund is subject to risks due to its foreign investments. The fund is also subject to taxable income and realized capital gains. Shareholder redemptions may force the fund to sell securities at an inappropriate time, also resulting in realized gains.

Manager's discussion of fund performance

The Turner Medical Sciences Long/Short Fund generated a positive absolute return for the 12-month period ended September 30, 2015. During the reporting period, the Fund outperformed the S&P 500 Health Care Index, Barclays Capital U.S. Aggregate Bond Index and the Lipper Long/Short Equity Funds Average. The Fund focuses on investment opportunities within the healthcare sector using a long/short growth strategy to capture alpha, reduce volatility, and preserve capital in declining markets.

Over this reporting period, top contributors to the Fund were long and short positions within the specialty pharma and biotechnology industries. Over the same period, detractors to performance were long and short positions that also came from the specialty pharma and biotechnology industry groups.

6 TURNER FUNDS 2015 ANNUAL REPORT

INVESTMENT REVIEW (Unaudited)

Turner Titan II Fund

Fund profile

September 30, 2015

■  Ticker symbol TSPEX

  Institutional Class Shares

■  CUSIP #900297664

  Institutional Class Shares

■  Top five holdings1

  (1) CME Group

  (2) Allergan

  (3) Monster Beverage

  (4) Amazon.com

  (5) VF

■  % in five largest holdings 20.3%1,2

■  Number of holdings 1001

■  Net assets $34.18 million, Institutional Class Shares

Growth of a $100,000 investment in the
Turner Titan II Fund, Institutional Class Shares:
May 7, 2009-September 30, 20153,4

Average annual total returns (Periods ended September 30, 2015)3

	One year	Three years	Five years	Since inception
Turner Titan II Fund, Institutional Class Shares[5]	2.13%	3.87%	3.31%	3.96%[4]
Turner Titan II Fund, Investor Class Shares[5]	1.86%	3.57%	3.04%	3.69%[4]
Turner Titan II Fund, Class C Shares[5]	1.17%	2.83%	2.29%	3.12%[6]
S&P 500 Index[7]	-0.61%	12.40%	13.34%	14.83%[4]
Barclays Capital U.S. Aggregate Bond Index[8]	2.94%	1.71%	3.10%	4.48%[4]
Lipper Long/Short Equity Funds Average[9]	-1.59%	4.86%	5.45%	6.88%[4]

Sector weightings2:

Manager's discussion of fund performance

The Turner Titan II Fund generated a positive absolute return for the 12-month period ended September 30, 2015. During the reporting period, the Fund outperformed the S&P 500 Index and Lipper Long/Short Equity Fund Average but trailed the Barclays Capital U.S. Aggregate Bond Index. The Turner Titan II Fund invests in stocks of companies with primarily large capitalization ranges across all major industry sectors using a long/short strategy in seeking to capture alpha, reduce volatility, and preserve capital in declining markets.

During the reporting period, most sectors contributed to performance. The top contributors to performance were long and short positions in consumer discretionary, technology and health care sectors. Materials and energy slightly detracted performance but were not drags compared to the S&P 500 benchmark for the 12-month period ended September 30, 2015.

1  Cash equivalent is not being considered a holding for the top five holdings, but is counted in the number of holdings. Top five holdings are based on long positions. The fund composition is subject to change.

2  Percentages based on total investments of long positions.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. Performance of the Institutional, Investor and Class C Shares will differ due to differences in fees.

4  The inception date of the Turner Titan II Fund (Institutional Class Shares and Investor Class Shares) was May 7, 2009. Index returns are based on Institutional Class Shares inception date.

5  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

6  The inception date of the Turner Titan II Fund (Class C Shares) was July 14, 2009.

7  The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

8  The Barclays Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities.

9  Lipper Long/Short Equity Funds Average represents the average annualized total return for all reporting funds in the Lipper Long/Short Equity Fund category.

The Turner Titan II Fund may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the fund's net asset value and total return. The fund is subject to the risks associated with selling securities short. A short sale involves a finite opportunity for appreciation, but a theoretically unlimited risk of loss. The fund is also subject to taxable income and realized capital gains. Shareholder redemptions may force the fund to sell securities at an inappropriate time, also resulting in realized gains.

TURNER FUNDS 2015 ANNUAL REPORT 7

INVESTMENT REVIEW (Unaudited)

Turner Emerging Growth Fund

Fund profile

September 30, 2015

■  Ticker symbol TMCGX

  Investor Class Shares

■  CUSIP #872524301

  Investor Class Shares

■  Top five holdings1

  (1) Fortune Brands Home & Security

  (2) Virtusa

  (3) Inphi

  (4) CDW Corp. of Delaware

  (5) Inogen

■  % in five largest holdings 16.0%1,2

■  Number of holdings 491

■  Net assets $71.69 million, Investor Class Shares

Growth of a $10,000 investment in the
Turner Emerging Growth Fund, Investor Class Shares:
September 30, 2005-September 30, 20153,4

Average annual total returns (Periods ended September 30, 2015)3

	One year	Three years	Five years	Ten years	Since inception
Turner Emerging Growth Fund, Institutional Class Shares[5]	7.28%	12.29%	13.95%	—	17.14%[6]
Turner Emerging Growth Fund, Investor Class Shares[5]	7.01%	12.00%	13.67%	7.07%	16.88%[4]
Russell 2000® Growth Index[7]	4.04%	12.85%	13.26%	7.67%	17.87%[4]

Sector weightings2:

Manager's discussion of fund performance

During the 12-month period ended September 30, 2015, the Turner Emerging Growth Fund handily beat the return of its benchmark, the Russell 2000® Growth Index.

The strongest returning sectors were health care and technology with those sectors outperforming their corresponding index sectors. Within those sectors, pharmaceuticals, medical specialties, semiconductors and information technology performed the best. Consumer discretionary and consumer staple stocks detracted the most from relative returns. In those sectors, food producers, apparel and restaurants posted the worst returns for the fiscal year.

1  Cash equivalent and short-term investment are not being considered a holding for the top five holdings, but are counted in the number of holdings. The fund composition is subject to change.

2  Percentages based on total investments.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. Performance of the Institutional and Investor Class Shares will differ due to differences in fees.

4  The inception date of the Turner Emerging Growth Fund (Investor Class Shares) was February 27, 1998. Index returns are based on Investor Class Shares inception date.

5  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

6  The inception date of the Turner Emerging Growth Fund (Institutional Class Shares) was February 1, 2009.

7  The Russell 2000® Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest U.S. companies out of the 3,000 largest U.S. companies with higher growth rates and price-to-book ratios.

8  Cash equivalent includes short-term investment held as collateral for securities lending activity. Please see Note 8 in Notes to Financial Statements for more detailed information.

Amounts designated as "—" are not applicable.

The Turner Emerging Growth Fund may buy and sell securities frequently as part of its investment strategy. The smaller capitalization companies the fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. The fund is subject to risks due to its foreign investments. The fund is also subject to taxable income and realized capital gains. Shareholder redemptions may force the fund to sell securities at an inappropriate time, also resulting in realized gains.

8 TURNER FUNDS 2015 ANNUAL REPORT

INVESTMENT REVIEW (Unaudited)

Turner Midcap Growth Fund

Fund profile

September 30, 2015

■  Ticker symbol TMGFX

  Investor Class Shares

■  CUSIP #900297409

  Investor Class Shares

■  Top five holdings1

  (1) NXP Semiconductors

  (2) Avago Technologies

  (3) Monster Beverage

  (4) Signature Bank

  (5) AMETEK

■  % in five largest holdings 15.7%1,2

■  Number of holdings 441

■  Net assets $133.54 million, Investor Class Shares

Growth of a $10,000 investment in the
Turner Midcap Growth Fund, Investor Class Shares:
September 30, 2005-September 30, 20153,4

Average annual total returns (Periods ended September 30, 2015)3

	One year	Three years	Five years	Ten years	Since inception
Turner Midcap Growth Fund, Institutional Class Shares[5]	-4.63%	10.10%	9.58%	—	4.33%[6]
Turner Midcap Growth Fund, Investor Class Shares[5]	-4.88%	9.80%	9.30%	5.80%	9.67%[4]
Turner Midcap Growth Fund, Retirement Class Shares[5]	-5.11%	9.58%	9.05%	5.51%	6.94%[7]
Russell Midcap® Growth Index[8]	1.45%	13.98%	13.58%	8.09%	8.23%[4]

Sector weightings2:

Manager's discussion of fund performance

For the 12-month period ended September 30, 2015, the Turner Midcap Growth Fund trailed the return of its benchmark, the Russell Midcap® Growth Index. The technology and energy sectors provided the greatest contribution to the fund's performance with solid stock performance in semiconductors and software as a service sub industries. Lower exposure to oil services and natural gas also benefitted the portfolio as oil prices collapsed in the first half of 2015.

The main detractors from performance were in the health care and consumer discretionary sectors. Within these sectors, specialty pharmaceuticals and biotechnology had the greatest negative impact to returns as concerns around higher drug pricing came into focus during the political campaign season and weighed heavily on these industries. In consumer discretionary, results in the recreational products and leisure goods industries were the worst performers.

1  Cash equivalent and short-term investment are not being considered a holding for the top five holdings, but are counted in the number of holdings. The fund composition is subject to change.

2  Percentages based on total investments.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. Performance of the Institutional, Investor and Retirement Class Shares will differ due to differences in fees.

4  The inception date of the Turner Midcap Growth Fund (Investor Class Shares) was October 1, 1996. Index returns are based on Investor Class Shares inception date.

5  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

6  The inception date of the Turner Midcap Growth Fund (Institutional Class Shares) was June 16, 2008.

7  The inception date of the Turner Midcap Growth Fund (Retirement Class Shares) was September 24, 2001.

8  The Russell Midcap® Growth Index is a capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 800 smallest U.S. companies out of the 1,000 largest companies with higher growth rates and price-to-book ratios.

9  Cash equivalent includes short-term investment held as collateral for securities lending activity. Please see Note 8 in Notes to Financial Statements for more detailed information.

Amounts designated as "—" are not applicable.

The Turner Midcap Growth Fund may buy and sell securities frequently as part of its investment strategy. The medium capitalization companies in which the fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. The fund is subject to risks due to its foreign investments. The fund is also subject to taxable income and realized capital gains. Shareholder redemptions may force the fund to sell securities at an inappropriate time, also resulting in realized gains.

TURNER FUNDS 2015 ANNUAL REPORT 9

INVESTMENT REVIEW (Unaudited)

Turner Small Cap Growth Fund

Fund profile

September 30, 2015

■  Ticker symbol TSCEX

■  CUSIP #900297300

  Investor Class Shares

■  Top five holdings1

  (1) Digimarc

  (2) HubSpot

  (3) Remark Media

  (4) ABIOMED

  (5) AmSurg

■  % in five largest holdings 15.1%1,2

■  Number of holdings 531

■  Net assets $70.84 million

Growth of a $10,000 investment in the
Turner Small Cap Growth Fund:
September 30, 2005-September 30, 20153

Average annual total returns (Periods ended September 30, 2015)3

	One year	Three years	Five years	Ten years	Since inception[3]
Turner Small Cap Growth Fund[4]	6.55%	12.91%	12.31%	7.69%	11.13%
Russell 2000® Growth Index[5]	4.04%	12.85%	13.26%	7.67%	6.79%

Sector weightings2:

Manager's discussion of fund performance

During the 12-month period ended September 30, 2015, the Turner Small Cap Growth Fund outperformed its benchmark, the Russell 2000® Growth Index.

The strongest returning sectors were health care, technology, and consumer discretionary with those sectors outperforming their corresponding index sectors. Within those sectors, pharmaceuticals and biotechnology, semiconductors, and apparel/footwear industries performed the best. The producer durables and materials sectors were drags on the portfolio on relative and absolute returns.

1  Cash equivalent and short-term investment are not being considered a holding for the top five holdings, but are counted in the number of holdings. The fund composition is subject to change.

2  Percentages based on total investments.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Small Cap Growth Fund was February 7, 1994. Index returns are based on this inception date.

4  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

5  The Russell 2000® Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest U.S. companies out of the 3,000 largest U.S. companies with higher growth rates and price-to-book ratios.

6  Cash equivalent includes short-term investment held as collateral for securities lending activity. Please see Note 8 in Notes to Financial Statements for more detailed information.

The Turner Small Cap Growth Fund may buy and sell securities frequently as part of its investment strategy. The smaller capitalization companies the fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. The fund is subject to risks due to its foreign investments. The fund is also subject to taxable income and realized capital gains. Shareholder redemptions may force the fund to sell securities at an inappropriate time, also resulting in realized gains.

10 TURNER FUNDS 2015 ANNUAL REPORT

FINANCIAL STATEMENTS

Schedule of investments

Turner Medical Sciences Long/Short Fund

September 30, 2015

	Shares	Value (000)
Common stock—76.7%
Biotechnology—27.6%
Acceleron Pharma*^	56,740	$1,413
Achillion Pharmaceuticals*^	596,550	4,122
AMAG Pharmaceuticals*^	40,910	1,625
Avalanche Biotechnologies*	111,090	915
Cancer Genetics (a)*^	92,730	725
Catalyst Pharmaceuticals*^	356,490	1,069
Emergent BioSolutions*^	65,220	1,858
Epizyme*^	62,790	807
Gilead Sciences^	24,350	2,391
Heron Therapeutics*^	88,610	2,162
Intercept Pharmaceuticals*^	6,460	1,071
Ironwood Pharmaceuticals*	104,850	1,093
Juno Therapeutics*	67,610	2,751
NephroGenex (a)*^	360,388	1,218
Progenics Pharmaceuticals*^	252,785	1,446
Prothena*^	130,270	5,907
Retrophin*^	238,040	4,824
Rigel Pharmaceuticals*^	285,020	704
Tonix Pharmaceuticals Holding*^	122,000	645
Trovagene*^	183,630	1,045
Total Biotechnology		37,791
Health care equipment & supplies—1.6%
St. Jude Medical^	35,720	2,254
Total Health care equipment & supplies		2,254
Health care providers & services—4.4%
AmerisourceBergen, Cl A^	21,090	2,003
Diplomat Pharmacy*	82,220	2,363
Universal Health Services, Cl B	13,260	1,655
Total Health care providers & services		6,021
Pharmaceuticals—43.1%
Akari Therapeutics ADR (a)*	41,101	1,007
Allergan*^	16,530	4,493
Amphastar Pharmaceuticals*^	89,750	1,049
BioDelivery Sciences International*^	579,540	3,222
Bristol-Myers Squibb^	29,070	1,721
Cardiome Pharma (a)*^	653,122	5,512
Corium International*	100,000	935
Eli Lilly^	80,890	6,770
	Shares	Value (000)
Flamel Technologies SA ADR*^	134,968	$2,201
GlaxoSmithKline ADR^	65,510	2,519
Horizon Pharma*^	405,700	8,040
IGI Laboratories (a)*^	830,532	5,432
Intra-Cellular Therapies*	24,400	977
Mallinckrodt PLC*	60,100	3,843
Novartis ADR^	21,960	2,019
Ocera Therapeutics (a)*^	503,457	1,591
Paratek Pharmaceuticals	52,720	1,002
Pernix Therapeutics Holdings*	325,990	1,030
Pfizer^	104,130	3,271
Sanofi ADR^	31,120	1,477
SteadyMed (a)*^	297,267	1,055
Total Pharmaceuticals		59,166
Total Common stock (Cost $114,721)**		105,232
Warrant—0.0%
Biotechnology—0.0%
NephroGenex (a)*	65,000	—
Total Biotechnology		—
Total Warrant (Cost $—)**		—
Cash equivalent—10.9%
BlackRock Liquidity Funds TempCash Portfolio, Dollar Shares, 0.030%‡	14,867,710	14,868
Total Cash equivalent (Cost $14,868)**		14,868
Total Investments—87.6% (Cost $129,589)**		120,100
Segregated cash with brokers—83.1%		113,796
Securities sold short—(65.2)% (Proceeds $(103,280))**		(89,308)
Net Other assets (liabilities)—(5.5)%		(7,578)
Net Assets—100.0%		$137,010

TURNER FUNDS 2015 ANNUAL REPORT 11

FINANCIAL STATEMENTS

Schedule of investments

Turner Medical Sciences Long/Short Fund

Amounts designated as "—" have been rounded to $0.

  (a)  These securities have been deemed illiquid by the Adviser and represent 12.10% of Net Assets.

  *  Non-income producing security.

  **  This number is listed in thousands.

  ^  All or a portion of the shares have been committed as collateral for open short positions.

  ‡  Rate shown is the 7-day effective yield as of September 30, 2015.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

12 TURNER FUNDS 2015 ANNUAL REPORT

Schedule of securities sold short

Turner Medical Sciences Long/Short Fund

September 30, 2015

	Shares	Value (000)
Common stock—33.1%
Biotechnology—9.3%
Alexion Pharmaceuticals	12,460	$1,949
Amgen	17,590	2,433
Kite Pharma	70,700	3,936
Novavax	120,260	850
Spark Therapeutics	28,200	1,177
Synergy Pharmaceuticals	173,270	918
Vitae Pharmaceuticals	118,242	1,302
Total Biotechnology		12,565
Health care equipment & supplies—6.5%
Anika Therapeutics	74,860	2,383
Hologic	38,370	1,501
Nevro	58,100	2,695
Stryker	24,930	2,346
Total Health care equipment & supplies		8,925
Health care providers & services—8.4%
Aetna	12,300	1,346
Cardinal Health	22,420	1,722
DaVita HealthCare Partners	22,000	1,591
Express Scripts Holdings	24,530	1,986
HCA Holdings	23,970	1,854
LifePoint Health	19,620	1,391
UnitedHealth Group, Cl B	14,220	1,650
Total Health care providers & services		11,540
Health care technology—1.1%
Cerner	25,060	1,503
Total Health care technology		1,503
Life sciences tools & services—1.1%
ICON	21,500	1,526
Total Life Sciences Tools & Services		1,526
	Shares	Value (000)
Pharmaceuticals—6.7%
ANI Pharmaceuticals	25,980	$1,026
CVS Health	30,390	2,932
Lannett	54,460	2,261
Novo Nordisk A/S ADR	55,640	3,019
Total Pharmaceuticals		9,238
Total Common stock (Proceeds $53,611)*		45,297
Exchange traded funds—32.1%
Health Care Select Sector SPDR Fund	153,570	10,171
iShares NASDAQ Biotechnology ETF	35,890	10,887
iShares Russell 2000 Growth ETF	108,480	11,846
SPDR S&P 500 ETF Trust	12,510	2,397
SPDR S&P Biotech ETF	139,920	8,710
Total Exchange traded funds (Proceeds $49,669)*		44,011
Total Securities sold short—65.2% (Proceeds $103,280)*		$89,308

Percentages disclosed are based on total net assets of the Fund at September 30, 2015.

  *  This number is listed in thousands.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

SPDR — Standard & Poor's Depositary Receipt

The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2015 ANNUAL REPORT 13

FINANCIAL STATEMENTS

Schedule of investments

Turner Titan II Fund

September 30, 2015

	Shares	Value (000)
Common stock—85.8%
Consumer discretionary—20.9%
Advance Auto Parts	4,500	$853
Amazon.com*^	3,930	2,012
AMC Networks, Cl A*	10,610	776
Buffalo Wild Wings*	4,100	793
Delphi Automotive^	13,780	1,048
Dollar General	11,700	848
Expedia^	5,000	588
Mohawk Industries*	3,200	582
Newell Rubbermaid	31,700	1,259
Royal Caribbean Cruises	8,600	766
Target	10,500	826
Time Warner	9,100	626
VF^	28,380	1,936
Total Consumer discretionary		12,913
Consumer staples—9.8%
Constellation Brands, Cl A^	15,030	1,882
Monster Beverage*	15,100	2,040
PepsiCo^	10,900	1,028
Rite Aid*^	77,590	471
The Kroger	16,600	599
Total Consumer staples		6,020
Energy—4.6%
EOG Resources^	14,020	1,021
Patterson-UTI Energy	46,800	615
Pioneer Natural Resources	9,920	1,206
Total Energy		2,842
Financials—11.7%
Bank of New York Mellon	32,800	1,284
BlackRock	2,640	785
CME Group^	27,700	2,568
Equinix	4,680	1,280
Signature Bank*	3,400	468
Zions Bancorp	28,130	775
Total Financials		7,160
	Shares	Value (000)
Health care—10.9%
Allergan*^	7,900	$2,147
Boston Scientific*	66,400	1,090
Celgene*	13,090	1,416
McKesson^	5,890	1,090
Pfizer^	29,800	936
Total Health care		6,679
Industrials—5.5%
Danaher^	9,930	846
JetBlue Airways*^	34,420	888
Northrop Grumman	4,660	773
Union Pacific	9,650	853
Total Industrials		3,360
Information technology—19.9%
Alphabet, Cl A*^	1,670	1,066
Apple^	11,430	1,261
Avago Technologies	7,940	993
Facebook, Cl A*^	13,600	1,223
Fortinet*	20,400	867
Global Payments^	5,980	686
Microsoft	18,910	837
NXP Semiconductors*^	17,870	1,555
Palo Alto Networks*	3,520	605
PayPal Holdings*	39,800	1,235
Salesforce.com*^	15,560	1,080
Visa, Cl A^	11,150	777
Total Information technology		12,185
Materials—2.5%
Albemarle	16,890	745
PPG Industries	8,900	780
Total Materials		1,525
Total Common stock (Cost $52,839)**		52,684

14 TURNER FUNDS 2015 ANNUAL REPORT

Schedule of investments

Turner Titan II Fund

	Shares	Value (000)
Warrant—0.1%
Financials—0.1%
Atlas Mara (a)*	472,160	$47
Total Financials		47
Total Warrant (Cost $92)**		47
Total Investments—85.9% (Cost $52,931)**		52,731
Segregated cash with brokers—59.9%		36,748
Securities sold short—(50.5)% (Proceeds $(32,868))**		(30,973)
Net Other assets (liabilities)—4.7%		2,878
Net Assets—100.0%		$61,384

  (a)  These securities have been deemed illiquid by the Adviser and represent 0.08% of Net Assets.

  *  Non-income producing security.

  **  This number is listed in thousands.

  ^  All or a portion of the shares have been committed as collateral for open short positions.

Cl — Class

The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2015 ANNUAL REPORT 15

FINANCIAL STATEMENTS

Schedule of securities sold short

Turner Titan II Fund

September 30, 2015

	Shares	Value (000)
Common stock—36.4%
Consumer discretionary—5.3%
American Axle & Manufacturing Holdings	19,400	$387
Choice Hotels International	9,700	462
Hanesbrands	15,710	455
Mattress Firm Holding	7,100	296
Priceline Group	400	495
Tiffany	7,900	610
TripAdvisor	3,700	233
Twenty-First Century Fox, Cl A	12,600	340
Total Consumer discretionary		3,278
Consumer staples—2.1%
Colgate-Palmolive	10,800	685
The Hain Celestial Group	11,600	599
Total Consumer staples		1,284
Energy—4.2%
Exxon Mobil	12,810	953
Helmerich & Payne	6,900	326
National Oilwell Varco	14,020	528
Tesoro	7,860	764
Total Energy		2,571
Financials—4.5%
Capital One Financial	8,400	609
Citigroup	14,260	708
Comerica	11,600	477
Eaton Vance	10,000	334
Franklin Resources	8,370	312
Regions Financial	34,200	308
Total Financials		2,748
Health care—4.7%
Alexion Pharmaceuticals	2,980	466
Baxter International	15,500	509
CVS Health	5,700	550
Mettler-Toledo International	3,300	940
Theravance	17,000	122
Varian Medical Systems	4,120	304
Total Health care		2,891
	Shares	Value (000)
Industrials—5.7%
3M	6,630	$939
Applied Industrial Technologies	15,800	603
Deere	6,340	469
Dover	4,000	229
Emerson Electric	8,800	389
L-3 Communications Holdings	4,100	429
USG	16,000	426
Total Industrials		3,484
Information technology—9.3%
Akamai Technologies	6,600	456
Alibaba Group Holding ADR	12,780	754
Analog Devices	8,400	474
Check Point Software Technologies	9,330	740
F5 Networks	6,000	695
Fairchild Semiconductor International	40,200	564
International Business Machines	2,200	319
NetSuite	10,430	874
Tech Data	6,760	463
Workday, Cl A	5,100	351
Total Information technology		5,690
Materials—0.6%
The Valspar	4,900	352
Total Materials		352
Total Common stock (Proceeds $23,547)*		22,298
Exchange traded funds—14.1%
iShares Russell 1000 Growth ETF	10,020	932
Market Vectors Semiconductor ETF	6,700	334
SPDR S&P 500 ETF Trust	24,140	4,626
SPDR S&P Biotech ETF	4,650	289
SPDR S&P MidCap 400 ETF Trust	10,020	2,494
Total Exchange traded funds (Proceeds $9,321)*		8,675
Total Securities sold short—50.5% (Proceeds $32,868)*		$30,973

16 TURNER FUNDS 2015 ANNUAL REPORT

Schedule of securities sold short

Turner Titan II Fund

Percentages disclosed are based on total net assets of the Fund at September 30, 2015.

  *  This number is listed in thousands.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

SPDR — Standard & Poor's Depositary Receipt

The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2015 ANNUAL REPORT 17

FINANCIAL STATEMENTS

Schedule of investments

Turner Emerging Growth Fund

September 30, 2015

	Shares	Value (000)
Common stock—67.5%†
Consumer discretionary—12.0%
Aaron's	20,000	$722
Century Communities*	60,000	1,191
D.R. Horton	60,000	1,762
Installed Building Products*	20,000	506
Isle of Capri Casinos*	30,000	523
M/I Homes*	35,000	825
Metaldyne Performance Group	55,000	1,156
Motorcar Parts of America*	28,000	878
Papa John's International	17,000	1,164
Ulta Salon, Cosmetics & Fragrance*	11,000	1,796
Total Consumer discretionary		10,523
Consumer staples—2.4%
Prestige Brands Holdings*	46,350	2,093
Total Consumer staples		2,093
Financials—5.2%
Blackhawk Network Holdings*	35,380	1,500
CoreSite Realty	25,000	1,286
Patriot National*	112,480	1,780
Total Financials		4,566
Health care—13.4%
ABIOMED*	12,000	1,113
Acadia Healthcare*	8,000	530
Cross Country Healthcare*	110,000	1,497
Cyberonics*	25,000	1,520
Envision Healthcare Holdings*	15,000	552
HealthEquity*	15,000	443
Inogen*	49,000	2,380
Ligand Pharmaceuticals*	5,000	428
Molina Healthcare*	25,000	1,721
PRA Health Sciences*	10,000	388
Vascular Solutions*	35,000	1,134
Total Health care		11,706
Industrials—4.7%
Avolon Holdings*	20,000	609
Dycom Industries*	4,000	289
	Shares	Value (000)
Fortune Brands Home & Security	55,000	$2,611
Patrick Industries*	15,000	592
Total Industrials		4,101
Information technology—29.8%
Autobytel*	20,000	335
CDW Corp. of Delaware	60,000	2,452
Cvent*	20,000	673
Digimarc*^	20,000	611
Fleetmatics Group PLC*	10,000	491
Hortonworks*	10,000	219
HubSpot*	40,000	1,855
Imperva*	5,000	327
Inphi*	105,000	2,524
LogMeIn*	30,000	2,045
Luxoft Holding*	15,000	949
MaxLinear, Cl A*	35,000	435
New Relic*	50,000	1,906
Pandora Media*	100,000	2,134
Paycom Software*^	65,830	2,364
Paylocity Holdings*	15,000	450
Proofpoint*	34,000	2,051
SPS Commerce*	25,000	1,697
Virtusa*	50,000	2,567
Total Information technology		26,085
Total Common stock (Cost $57,427)**		59,074
Cash equivalent—22.2%
BlackRock Liquidity Funds TempCash Portfolio, Dollar Shares, 0.030%‡ (1)	19,447,412	19,447
Total Cash equivalent (Cost $19,447)**		19,447
Total Investments—89.7% (Cost $76,874)**		78,521
Net Other assets (liabilities)—10.3%		8,981
Net Assets—100.0%		$87,502

18 TURNER FUNDS 2015 ANNUAL REPORT

Schedule of investments

Turner Emerging Growth Fund

  *  Non-income producing security.

  **  This number is listed in thousands.

  (1)  A portion of the Fund's position in this security was purchased with cash collateral received from securities lending. The total value of such security at September 30, 2015 was $1,399**.

  ^  Security fully or partially on loan at September 30, 2015. The total value of securities on loan at September 30, 2015 was $1,391**. Certain of these securities may have been sold prior to period end.

  †  More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

  ‡  Rate shown is the 7-day effective yield as of September 30, 2015.

Cl — Class

The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2015 ANNUAL REPORT 19

FINANCIAL STATEMENTS

Schedule of investments

Turner Midcap Growth Fund

September 30, 2015

		Shares	Value (000)
Common stock—98.0%†
Consumer discretionary—25.7%
2	U*	77,120	$2,769
Advance Auto Parts		23,950	4,539
Chipotle Mexican Grill*		6,130	4,415
Criteo SA ADR*		49,880	1,872
Dollar Tree*		75,930	5,062
Expedia		30,960	3,643
Mohawk Industries*		21,890	3,979
Netflix*		31,360	3,238
Newell Rubbermaid		77,720	3,086
Starbucks		84,480	4,802
Under Armour, Cl A*		45,730	4,426
Wayfair*^		69,240	2,428
Total Consumer discretionary			44,259
Consumer staples—8.3%
Constellation Brands, Cl A		35,650	4,464
Monster Beverage*		40,880	5,524
WhiteWave Foods, Cl A*		107,770	4,327
Total Consumer staples			14,315
Energy—2.0%
Nabors Industries		355,950	3,364
Total Energy			3,364
Financials—9.9%
Intercontinental Exchange Group		20,770	4,881
Moody's		33,630	3,302
Signature Bank*		38,320	5,272
TD Ameritrade Holdings		111,315	3,544
Total Financials			16,999
Health care—14.4%
Acadia Healthcare*		73,340	4,860
Achillion Pharmaceuticals*		427,780	2,956
Cooper		14,850	2,211
Horizon Pharma*		161,260	3,196
Jazz Pharmaceuticals*		26,610	3,534
LDR Holding*		98,900	3,415
Regeneron Pharmaceuticals*		9,890	4,600
Total Health care			24,772
	Shares	Value (000)
Industrials—4.0%
AMETEK	98,730	$5,165
Roper Technologies	10,980	1,721
Total Industrials		6,886
Information technology—29.6%
Adobe Systems*	51,920	4,269
Alliance Data Systems*	16,930	4,385
Avago Technologies	44,290	5,537
Cavium*^	82,869	5,086
Facebook, Cl A*	49,620	4,461
HubSpot*	58,260	2,702
Mobileye*	62,490	2,842
Monolithic Power Systems	84,790	4,341
NXP Semiconductors*	67,580	5,883
Palo Alto Networks*	19,290	3,318
Salesforce.com*	58,900	4,089
ServiceNow*	55,530	3,857
Total Information technology		50,770
Materials—1.8%
PPG Industries	36,090	3,165
Total Materials		3,165
Telecommunication services—2.3%
SBA Communications, Cl A*	37,130	3,889
Total Telecommunication services		3,889
Total Common stock (Cost $153,833)**		168,419
Cash equivalent—3.3%
BlackRock Liquidity Funds TempCash Portfolio, Dollar Shares, 0.030%‡ (1)	5,752,096	5,752
Total Cash equivalent (Cost $5,752)**		5,752
Total Investments—101.3% (Cost $159,585)**		174,171
Net Other assets (liabilities)—(1.3)%		(2,184)
Net Assets—100.0%		$171,987

20 TURNER FUNDS 2015 ANNUAL REPORT

Schedule of investments

Turner Midcap Growth Fund

  *  Non-income producing security.

  **  This number is listed in thousands.

  (1)  A portion of the Fund's position in this security was purchased with cash collateral received from securities lending. The total value of such security at September 30, 2015 was $538**.

  ^  Security fully or partially on loan at September 30, 2015. The total value of securities on loan at September 30, 2015 was $544**. Certain of these securities may have been sold prior to period end.

  †  More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

  ‡  Rate shown is the 7-day effective yield as of September 30, 2015.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2015 ANNUAL REPORT 21

FINANCIAL STATEMENTS

Schedule of investments

Turner Small Cap Growth Fund

September 30, 2015

		Shares	Value (000)
Common stock—98.9%†
Consumer discretionary—15.3%
2	U*^	44,000	$1,580
Buffalo Wild Wings*		9,000	1,741
Lithia Motors, Cl A		14,000	1,514
Oxford Industries		15,280	1,129
Pool		25,000	1,807
Restoration Hardware Holdings*		14,000	1,306
Zoe's Kitchen*^		45,000	1,777
Total Consumer discretionary			10,854
Consumer staples—3.0%
Casey's General Stores		10,000	1,030
Smart & Final Stores*		30,000	471
TreeHouse Foods*		8,000	622
Total Consumer staples			2,123
Energy—0.9%
Diamondback Energy*		10,000	646
Total Energy			646
Financials—5.7%
Bank of the Ozarks		28,000	1,225
Blackhawk Network Holdings*		20,000	848
Essent Group*		30,000	746
Home BancShares		30,000	1,215
Total Financials			4,034
Health care—25.6%
ABIOMED*		23,000	2,134
Amicus Therapeutics*		90,000	1,259
AMN Healthcare Services*		35,000	1,050
AmSurg*^		25,000	1,943
Horizon Pharma*		40,000	793
Inogen*		27,500	1,335
LDR Holding*^		55,000	1,899
Molina Healthcare*		22,500	1,549
Neurocrine Biosciences*		38,000	1,512
PRA Health Sciences*		33,000	1,281
Prothena*		33,000	1,496
	Shares	Value (000)
Repligen*	68,000	$1,894
Total Health care		18,145
Industrials—5.8%
Allegiant Travel	6,000	1,298
Energous*^	115,000	794
Healthcare Services Group	40,000	1,347
Virgin America*	20,000	685
Total Industrials		4,124
Information technology—38.5%
Cavium*	30,000	1,841
CoreLogic*	17,000	633
CUI Global (a)*^	220,000	1,137
Demandware*^	17,000	879
Digimarc*^	125,000	3,819
Euronet Worldwide*	24,000	1,778
Guidewire Software*	30,000	1,577
Heartland Payment Systems	18,000	1,134
HubSpot*	48,000	2,226
LogMeIn*	8,000	545
MINDBODY, Cl A*	40,000	625
Pandora Media*	65,000	1,387
Proofpoint*	32,000	1,930
Remark Media (a)*	490,000	2,156
RingCentral, Cl A*	35,000	635
Shopify, Cl A*	40,000	1,408
SPS Commerce*^	25,000	1,697
The Ultimate Software Group*	5,500	985
Tyler Technologies*	5,500	821
Total Information technology		27,213
Materials—4.1%
Headwaters*	90,000	1,692
Senomyx*^	275,000	1,227
Total Materials		2,919
Total Common stock (Cost $65,297)**		70,058

22 TURNER FUNDS 2015 ANNUAL REPORT

Schedule of investments

Turner Small Cap Growth Fund

	Shares	Value (000)
Cash equivalent—16.1%
BlackRock Liquidity Funds TempCash Portfolio, Dollar Shares, 0.030%‡ (1)	11,420,921	$11,421
Total Cash equivalent (Cost $11,421)**		11,421
Total Investments—115.0% (Cost $76,718)**		81,479
Net Other assets (liabilities)—(15.0)%		(10,637)
Net Assets—100.0%		$70,842

  (a)  These securities have been deemed illiquid by the Adviser and represent 4.65% of Net Assets.

  *  Non-income producing security.

  **  This number is listed in thousands.

  (1)  A portion of the Fund's position in this security was purchased with cash collateral received from securities lending. The total value of such security at September 30, 2015 was $10,013**.

  ^  Security fully or partially on loan at September 30, 2015. The total value of securities on loan at September 30, 2015 was $9,897**. Certain of these securities may have been sold prior to period end.

  †  More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

  ‡  Rate shown is the 7-day effective yield as of September 30, 2015.

Cl — Class

The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2015 ANNUAL REPORT 23

FINANCIAL STATEMENTS

Statements of assets and liabilities (000)

September 30, 2015

	Turner Medical Sciences Long/Short Fund	Turner Titan II Fund	Turner Emerging Growth Fund		Turner Midcap Growth Fund		Turner Small Cap Growth Fund
Assets:
Investment securities, at cost	$129,589	$52,931	$76,874		$159,585		$76,718
Investment securities, at value	$120,100	$52,731	$78,521	*	$174,171	*	$81,479	*
Cash	—	6,651	—		—		—
Deposits with brokers for securities sold short	113,796	36,748	—		—		—
Foreign currency, at value	—	3	—		—		—
Receivable for investment securities sold	10,556	3,296	11,975		5,318		6,753
Receivable for capital shares sold	1,208	154	2		45		64
Prepaid expenses	47	31	29		76		24
Receivable for dividend income	78	10	83		23		23
Reclaim receivable	1	1	—		—		—
Total assets	245,786	99,625	90,610		179,633		88,343
Liabilities:
Securities sold short, at proceeds	103,280	32,868	—		—		—
Securities sold short, at value	89,308	30,973	—		—		—
Foreign currency overdraft, at value	1	—	—		—		—
Payable for investment securities purchased	18,612	6,973	1,640		6,466		5,720
Obligation to return securities lending collateral	—	—	1,399		538		10,013
Payable for capital shares redeemed	517	187	7		418		1,705
Dividends payable on securities sold short (Note 2)	152	55	—		—		—
Payable due to investment adviser	113	13	1		77		12
Payable due to administrator	10	4	5		22		4
Payable due to shareholder servicing	20	3	16		29		16
Payable due to distributor	3	1	—		1		—
Payable due to transfer agent	7	7	9		25		6
Payable due to custodian	3	8	5		4		4
Payable due to compliance services	2	1	2		5		1
Other accrued expenses	28	16	24		61		20
Total liabilities	108,776	38,241	3,108		7,646		17,501
Net assets	$137,010	$61,384	$87,502		$171,987		$70,842
*Includes market value of securities on loan	$—	$—	$1,391		$544		$9,897
Net assets:
Portfolio capital	$136,654	$58,305	$54,217		$140,407		$53,445
Accumulated net investment loss	(1,688)	(825)	(577)		(1,010)		(323)
Accumulated net realized gain (loss) from investments, securities sold short and foreign currency transactions	(2,439)	2,209	32,215		18,004		12,959
Net unrealized appreciation on investments, securities sold short, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	4,483	1,695	1,647		14,586		4,761
Net assets	$137,010	$61,384	$87,502		$171,987		$70,842
Outstanding shares of beneficial interest — Institutional Class Shares (1)	2,893	3,646	506		1,661		—
Outstanding shares of beneficial interest — Investor Class Shares (1)	6,560	2,797	2,381		6,448		3,922
Outstanding shares of beneficial interest — Class C Shares (1)	409	179	—		—		—
Outstanding shares of beneficial interest — Retirement Class Shares (1)	—	—	—		147		—
Net assets — Institutional Class Shares	$40,568	$34,179	$15,808		$35,704		$—
Net assets — Investor Class Shares	$90,976	$25,651	$71,694		$133,541		$70,842
Net assets — Class C Shares	$5,466	$1,554	$—		$—		$—
Net assets — Retirement Class Shares	$—	$—	$—		$2,742		$—
Net asset value, offering and redemption price per share — Institutional Class Shares	$14.02	$9.37	$31.27	†	$21.49	†	$—
Net asset value, offering and redemption price per share — Investor Class Shares	$13.87	$9.17	$30.11		$20.71		$18.06
Net asset value, offering and redemption price per share — Class C Shares	$13.36	$8.68	$—		$—		$—
Net asset value, offering and redemption price per share — Retirement Class Shares	$—	$—	$—		$18.69	†	$—

(1)  Unlimited authorization — par value $0.00001.

†  Differences in net asset value recalculation and net asset value stated are caused by rounding differences.

Amounts designated as "—" are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

24 TURNER FUNDS 2015 ANNUAL REPORT

TURNER FUNDS 2015 ANNUAL REPORT 25

FINANCIAL STATEMENTS

Statements of operations (000)

	Turner Medical Sciences Long/Short Fund	Turner Titan II Fund	Turner Emerging Growth Fund	Turner Midcap Growth Fund	Turner Small Cap Growth Fund
	year ended 9/30/15	year ended 9/30/15	year ended 9/30/15	year ended 9/30/15	year ended 9/30/15
Investment income:
Dividend	$279	$475	$141	$1,124	$149
Securities lending	—	—	737	42	219
Foreign taxes withheld	—	(7)	—	—	—
Total investment income	279	468	878	1,166	368
Expenses:
Investment advisory fees	1,059	972	1,080	1,633	771
Administration fees	105	97	161	325	115
Shareholder service fees (1)	92	25	223	431	193
Shareholder service fees (2)	9	5	—	—	—
Shareholder service fees (3)	—	—	—	10	—
Distribution fees (2)	28	15	—	—	—
Distribution fees (3)	—	—	—	10	—
Accounting agent fees	1	5	2	2	2
Dividend expense	314	299	—	—	—
Broker fees and charges on short sales	610	440	—	—	—
Custodian fees	18	42	22	24	25
Transfer agent fees	72	108	118	282	82
Registration fees	54	47	41	68	22
Professional fees	58	43	75	164	54
Trustees' fees	41	44	75	160	52
Compliance services fees	27	23	41	88	29
Insurance and other fees	41	60	86	150	59
Total expenses	2,529	2,225	1,924	3,347	1,404
Less:
Investment advisory fee waiver	(346)	(530)	(461)	(874)	(443)
Net expenses	2,183	1,695	1,463	2,473	961
Net investment loss	(1,904)	(1,227)	(585)	(1,307)	(593)
Net realized gain from securities sold	6,648	11,131	33,794	31,791	18,782
Net realized loss from securities sold short	(6,869)	(3,501)	—	—	—
Net realized gain on foreign currency transactions	—	2	—	—	—
Net change in unrealized appreciation (depreciation) on investments	(12,670)	(8,951)	(24,302)	(36,114)	(15,758)
Net change in unrealized appreciation (depreciation) on securities sold short	14,204	(177)	—	—	—
Net realized and unrealized gain (loss) from investments, options and foreign currencies	1,313	(1,496)	9,492	(4,323)	3,024
Net increase (decrease) in net assets resulting from operations	$(591)	$(2,723)	$8,907	$(5,630)	$2,431

(1)  Attributable to Investor Class Shares only.

(2)  Attributable to Class C Shares only.

(3)  Attributable to Retirement Class Shares only.

Amounts designated as "—" are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

26 TURNER FUNDS 2015 ANNUAL REPORT

TURNER FUNDS 2015 ANNUAL REPORT 27

FINANCIAL STATEMENTS

Statements of changes in net assets (000)

	Turner Medical Sciences Long/Short Fund		Turner Titan II Fund		Turner Emerging Growth Fund
	year ended 9/30/15	year ended 9/30/14	year ended 9/30/15	year ended 9/30/14	year ended 9/30/15	year ended 9/30/14
Investment activities:
Net investment loss	$(1,904)	$(587)	$(1,227)	$(3,760)	$(585)	$(2,154)
Net realized gain (loss) from securities sold and securities sold short	(221)	2,405	7,630	61,738	33,794	74,679
Net realized gain on written options contracts	—	—	—	207	—	—
Net realized gain (loss) on foreign currency transactions	—	(2)	2	(58)	—	—
Net change in unrealized appreciation (depreciation) on investments and securities sold short	1,534	1,547	(9,128)	(38,384)	(24,302)	(70,983)
Net change in unrealized appreciation (depreciation) on written options contracts	—	—	—	(31)	—	—
Net change in unrealized appreciation (depreciation) on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	—	—	2	—	—
Net increase (decrease) in net assets resulting from operations	(591)	3,363	(2,723)	19,714	8,907	1,542
Dividends and distributions to shareholders:
Realized capital gains:
Institutional Class Shares	(1,619)	(524)	(20,550)	—	(8,970)	(11,300)
Investor Class Shares	(454)	(145)	(2,460)	—	(49,724)	(27,452)
Class C Shares	(176)	(47)	(595)	—	—	—
Total dividends and distributions	(2,249)	(716)	(23,605)	—	(58,694)	(38,752)
Capital share transactions:
Institutional Class Shares
Proceeds from shares issued	30,321	33,366	11,521	82,515	1,684	12,449
Proceeds from shares issued in lieu of cash distributions	1,163	472	14,739	—	8,776	10,821
Cost of shares redeemed	(18,381)	(25,607)	(89,272)	(462,399)	(13,071)	(59,692)
Net increase (decrease) in net assets from Institutional Class Shares transactions	13,103	8,231	(63,012)	(379,884)	(2,611)	(36,422)
Investor Class Shares
Proceeds from shares issued	118,863	31,610	20,650	4,871	15,293	50,804
Proceeds from shares issued in lieu of cash distributions	400	141	2,346	—	46,308	26,301
Cost of shares redeemed	(31,830)	(28,345)	(10,096)	(34,856)	(64,473)	(113,434)
Net increase (decrease) in net assets from Investor Class Shares transactions	87,433	3,406	12,900	(29,985)	(2,872)	(36,329)
Class C Shares
Proceeds from shares issued	3,409	1,987	38	42	—	—
Proceeds from shares issued in lieu of cash distributions	142	42	565	—	—	—
Cost of shares redeemed	(1,020)	(708)	(1,357)	(2,865)	—	—
Net increase (decrease) in net assets from Class C Shares transactions	2,531	1,321	(754)	(2,823)	—	—
Net increase (decrease) in net assets from capital share transactions	103,067	12,958	(50,866)	(412,692)	(5,483)	(72,751)
Total increase (decrease) in net assets	100,227	15,605	(77,194)	(392,978)	(55,270)	(109,961)
Net assets:
Beginning of year	36,783	21,178	138,578	531,556	142,772	252,733
End of year	$137,010	$36,783	$61,384	$138,578	$87,502	$142,772
Undistributed net investment income (accumulated net investment loss)	$(1,688)	$—	$(825)	$(6,550)	$(577)	$24
Share issued and redeemed:
Institutional Class Shares
Issued	2,117	2,739	1,216	7,042	48	207
Issued in lieu of cash distributions	103	41	1,694	—	295	191
Redeemed	(1,418)	(2,139)	(9,308)	(39,139)	(310)	(1,035)
Net increase (decrease) in Institutional Class Shares	802	641	(6,398)	(32,097)	33	(637)
Investor Class Shares
Issued	8,356	2,555	2,209	419	474	855
Issued in lieu of cash distributions	36	12	275	—	1,615	471
Redeemed	(2,284)	(2,382)	(1,014)	(2,998)	(1,882)	(1,952)
Net increase (decrease) in Investor Class Shares	6,108	185	1,470	(2,579)	207	(626)
Class C Shares
Issued	245	163	4	4	—	—
Issued in lieu of cash distributions	13	4	70	—	—	—
Redeemed	(76)	(62)	(152)	(254)	—	—
Net increase (decrease) in Class C Shares	182	105	(78)	(250)	—	—
Net increase (decrease) in share transactions	7,092	931	(5,006)	(34,926)	240	(1,263)

Amounts designated as "—" are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

28 TURNER FUNDS 2015 ANNUAL REPORT

TURNER FUNDS 2015 ANNUAL REPORT 29

FINANCIAL STATEMENTS

Statements of changes in net assets (000)

	Turner Midcap Growth Fund		Turner Small Cap Growth Fund
	year ended 9/30/15	year ended 9/30/14	year ended 9/30/15	year ended 9/30/14
Investment activities:
Net investment loss	$(1,307)	$(1,328)	$(593)	$(1,640)
Net realized gain from securities sold	31,791	104,546	18,782	48,313
Net change in unrealized appreciation (depreciation) on investment transactions	(36,114)	(59,603)	(15,758)	(44,329)
Net increase (decrease) in net assets resulting from operations	(5,630)	43,615	2,431	2,344
Dividends and distributions to shareholders:
Realized capital gains:
Institutional Class Shares	(15,809)	(33,824)	—	—
Investor Class Shares	(76,404)	(50,614)	(46,207)	(40,979)
Retirement Class Shares	(2,077)	(993)	—	—
Total dividends and distributions	(94,290)	(85,431)	(46,207)	(40,979)
Capital share transactions:
Institutional Class Shares
Proceeds from shares issued	9,565	34,748	—	—
Proceeds from Fund acquisition (Note 10)	14,971	—	—	—
Proceeds from shares issued in lieu of cash distributions	13,702	27,598	—	—
Cost of shares redeemed	(31,244)	(206,567)	—	—
Net increase (decrease) in net assets from Institutional Class Shares transactions	6,994	(144,221)	—	—
Investor Class Shares
Proceeds from shares issued	15,410	66,808	41,326	25,152
Proceeds from Fund acquisition (Note 10)	14,263	16,748	—	—
Proceeds from shares issued in lieu of cash distributions	72,044	48,868	45,588	40,735
Cost of shares redeemed	(75,850)	(175,570)	(102,381)	(130,206)
Net increase (decrease) in net assets from Investor Class Shares transactions	25,867	(43,146)	(15,467)	(64,319)
Retirement Class Shares
Proceeds from shares issued	545	513	—	—
Proceeds from shares issued in lieu of cash distributions	2,077	993	—	—
Cost of shares redeemed	(2,477)	(576)	—	—
Net increase in net assets from Retirement Class Shares transactions	145	930	—	—
Net increase (decrease) in net assets from capital share transactions	33,006	(186,437)	(15,467)	(64,319)
Total increase (decrease) in net assets	(66,914)	(228,253)	(59,243)	(102,954)
Net assets:
Beginning of year	238,901	467,154	130,085	233,039
End of year	$171,987	$238,901	$70,842	$130,085
Accumulated net investment loss	$(1,010)	$—	$(323)	$(1,087)
Share issued and redeemed:
Institutional Class Shares
Issued	361	882
Shares from Fund acquisition (Note 10)	646	—	—	—
Issued in lieu of cash distributions	603	778	—	—
Redeemed	(1,148)	(5,197)	—	—
Net increase (decrease) in Institutional Class Shares	462	(3,537)	—	—
Investor Class Shares
Issued	627	1,719	1,956	616
Shares from Fund acquisition (Note 10)	638	427	—	—
Issued in lieu of cash distributions	3,286	1,403	2,694	1,096
Redeemed	(3,077)	(4,578)	(4,222)	(3,424)
Net increase (decrease) in Investor Class Shares	1,474	(1,029)	428	(1,712)
Retirement Class Shares
Issued	22	14	—	—
Issued in lieu of cash distributions	104	30	—	—
Redeemed	(110)	(16)	—	—
Net increase in Retirement Class Shares	16	28	—	—
Net increase (decrease) in share transactions	1,952	(4,538)	428	(1,712)

Amounts designated as "—" are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

30 TURNER FUNDS 2015 ANNUAL REPORT

TURNER FUNDS 2015 ANNUAL REPORT 31

FINANCIAL STATEMENTS

Financial highlights

For a share outstanding throughout each period

	Net asset value, beginning of period	Net investment income (loss)(1)	Realized and unrealized gains (losses) on investments		Total from investment operations	Dividends from net investment income	Distributions from capital gains	Total dividends and distributions	Net asset value, end of period	Total return	Net assets end of period (000)	Ratio of net expenses to average net assets*		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets*		Portfolio turnover rate**
Turner Medical Sciences Long/Short Fund — Institutional Class Shares
2015	$13.33	(0.35)	1.83		1.48	—	(0.79)	(0.79)	$14.02	12.60%	$40,568	2.90	%† (2)	3.39	%†	(2.50	)%†	206%
2014	$11.54	(0.18)	2.33		2.15	—	(0.36)	(0.36)	$13.33	19.08%	$27,884	1.93	%† (3)	3.52	%†	(1.44	)%†	409%
2013	$10.19	(0.13)	1.48		1.35	—	—	—	$11.54	13.25%	$16,742	1.98	%† (4)	2.99	%†	(1.26	)%†	492%
2012	$10.35	(0.15)	(0.01)		(0.16)	—	—	—	$10.19	(1.55)%	$37,117	1.87	%† (5)	2.09	%†	(1.45	)%†	900%
2011 (6)	$10.00	(0.12)	0.47		0.35	—	—	—	$10.35	3.50%††	$45,147	1.93	% (7)	2.74%		(1.74)%		608%
Turner Medical Sciences Long/Short Fund — Investor Class Shares
2015	$13.23	(0.39)	1.82		1.43	—	(0.79)	(0.79)	$13.87	12.30%	$90,976	3.15	%† (2)	3.64	%†	(2.75	)%†	206%
2014	$11.48	(0.21)	2.32		2.11	—	(0.36)	(0.36)	$13.23	18.83%	$5,974	2.18	%† (3)	3.77	%†	(1.69	)%†	409%
2013	$10.16	(0.16)	1.48		1.32	—	—	—	$11.48	12.99%	$3,062	2.23	%† (4)	3.24	%†	(1.51	)%†	492%
2012	$10.34	(0.18)	—		(0.18)	—	—	—	$10.16	(1.74)%	$9,606	2.12	%† (5)	2.34	%†	(1.70	)%†	900%
2011 (6)	$10.00	(0.13)	0.47		0.34	—	—	—	$10.34	3.40%††	$12,777	2.14	% (7)	2.89%		(1.93)%		608%
Turner Medical Sciences Long/Short Fund — Class C Shares
2015	$12.87	(0.47)	1.75		1.28	—	(0.79)	(0.79)	$13.36	11.43%	$5,466	3.90	%† (2)	4.39	%†	(3.50	)%†	206%
2014	$11.26	(0.29)	2.26		1.97	—	(0.36)	(0.36)	$12.87	17.93%	$2,925	2.93	%† (3)	4.52	%†	(2.44	)%†	409%
2013	$10.04	(0.23)	1.45		1.22	—	—	—	$11.26	12.15%	$1,374	2.98	%† (4)	3.99	%†	(2.26	)%†	492%
2012	$10.30	(0.25)	(0.01)		(0.26)	—	—	—	$10.04	(2.52)%	$2,889	2.87	%† (5)	3.09	%†	(2.45	)%†	900%
2011 (6)	$10.00	(0.18)	0.48		0.30	—	—	—	$10.30	3.00%††	$2,165	2.93	% (7)	3.63%		(2.71)%		608%
Turner Titan II Fund — Institutional Class Shares
2015	$11.95	(0.18)	0.23	(8)	0.05	—	(2.63)	(2.63)	$9.37	2.13%	$34,179	2.56	%† (9)	3.37	%†	(1.83	)%†	510%
2014	$11.43	(0.14)	0.66		0.52	—	—	—	$11.95	4.55%	$120,032	1.93	%† (10)	2.82	%†	(1.18	)%†	443%
2013	$10.89	(0.07)	0.61		0.54	—	—	—	$11.43	4.96%	$481,845	1.93	%† (11)	2.75	%†	(0.64	)%†	580%
2012	$11.45	(0.13)	0.04		(0.09)	—	(0.47)	(0.47)	$10.89	(0.77)%	$832,857	1.89	%† (12)	2.34	%†	(1.15	)%†	996%
2011	$10.82	(0.16)	0.79		0.63	—	—	—	$11.45	5.82%	$448,554	1.93	% (13)	2.48%		(1.34)%		1,153%
Turner Titan II Fund — Investor Class Shares
2015	$11.78	(0.20)	0.22	(8)	0.02	—	(2.63)	(2.63)	$9.17	1.86%	$25,651	2.81	%† (9)	3.62	%†	(2.08	)%†	510%
2014	$11.30	(0.17)	0.65		0.48	—	—	—	$11.78	4.25%	$15,630	2.18	%† (10)	3.07	%†	(1.42	)%†	443%
2013	$10.80	(0.09)	0.59		0.50	—	—	—	$11.30	4.63%	$44,139	2.18	%† (11)	3.00	%†	(0.89	)%†	580%
2012	$11.38	(0.16)	0.05		(0.11)	—	(0.47)	(0.47)	$10.80	(0.95)%	$126,533	2.14	%† (12)	2.59	%†	(1.40	)%†	996%
2011	$10.78	(0.19)	0.79		0.60	—	—	—	$11.38	5.57%	$161,401	2.18	% (13)	2.70%		(1.61)%		1,153%
Turner Titan II Fund — Class C Shares
2015	$11.36	(0.26)	0.21	(8)	(0.05)	—	(2.63)	(2.63)	$8.68	1.17%	$1,554	3.56	%† (9)	4.37	%†	(2.83	)%†	510%
2014	$10.98	(0.25)	0.63		0.38	—	—	—	$11.36	3.46%	$2,916	2.93	%† (10)	3.82	%†	(2.18	)%†	443%
2013	$10.57	(0.17)	0.58		0.41	—	—	—	$10.98	3.88%	$5,572	2.93	%† (11)	3.75	%†	(1.64	)%†	580%
2012	$11.23	(0.24)	0.05		(0.19)	—	(0.47)	(0.47)	$10.57	(1.71)%	$10,391	2.89	%† (12)	3.34	%†	(2.15	)%†	996%
2011	$10.72	(0.27)	0.78		0.51	—	—	—	$11.23	4.76%	$12,478	2.93	% (13)	3.39%		(2.33)%		1,153%

*  Inclusive of fees paid indirectly, waivers and/or reimbursements.

**  Excludes effect of in-kind transfers and mergers, as applicable. Not annualized for periods less than one year.

†  Does not include acquired fund fees or expenses.

††  Total return is for the period indicated and has not been annualized.

(1)  Based on average shares outstanding.

(2)  Dividend expense totaled 0.44% of average net assets for the year ended September 30, 2015, 0.02% of which was waived. Broker fees and charges on short sales totaled 0.86% of average net assets for the year ended September 30, 2015, 0.28% of which was waived. If dividend expense and broker fees and charges on short sales had not been contractually waived, the ratios of net expenses to average net assets would have been 3.20%, 3.45% and 4.20% for the Institutional, Investor and Class C Shares, respectively.

(3)  Dividend expense totaled 0.16% of average net assets for the year ended September 30, 2014, 0.16% of which was waived. Broker fees and charges on short sales totaled 1.27% of average net assets for the year ended September 30, 2014, 1.27% of which was waived. If dividend expense and broker fees and charges on short sales had not been contractually waived, the ratios of net expenses to average net assets would have been 3.36%, 3.61% and 4.36% for the Institutional, Investor and Class C Shares, respectively.

(4)  Dividend expense totaled 0.45% of average net assets for the year ended September 30, 2013, 0.45% of which was waived. Broker fees and charges on short sales totaled 0.41% of average net assets for the year ended September 30, 2013, 0.41% of which was waived. If dividend expense and broker fees and charges on short sales had not been contractually waived, the ratios of net expenses to average net assets would have been 2.79%, 3.04% and 3.79% for the Institutional, Investor and Class C Shares, respectively.

(5)  Dividend expense totaled 0.04% of average net assets for the year ended September 30, 2012, 0.04% of which was waived. Broker fees and charges on short sales totaled 0.15% of average net assets for the year ended September 30, 2012, 0.15% of which was waived. If dividend expense and broker fees and charges on short sales had not been contractually waived, the ratios of net expenses to average net assets would have been 2.06%, 2.31% and 3.06% for the Institutional, Investor and Class C Shares, respectively.

(6)  Commenced operations on February 7, 2011. All ratios for the period have been annualized.

(7)  Dividend expense totaled 0.15% of average net assets for the year ended September 30, 2011, 0.12% of which was waived. Broker fees and charges on short sales totaled 0.47% of average net assets for the year ended September 30, 2011, 0.39% of which was waived. If dividend expense and broker fees and charges on short sales had not been contractually waived, the ratios of net expenses to average net assets would have been 2.44%, 2.65% and 3.44% for the Institutional, Investor and Class C Shares, respectively.

(8)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of the sales and purchases of fund shares in relation to fluctuating market values during the period.

(9)  Dividend expense totaled 0.46% of average net assets for the year ended September 30, 2015, 0.14% of which was waived. Broker fees and charges on short sales totaled 0.68% of average net assets for the year ended September 30, 2015, 0.35% of which was waived. If dividend expense and broker fees and charges on short sales had not been contractually waived, the ratios of net expenses to average net assets would have been 3.05%, 3.30% and 4.05% for the Institutional, Investor and Class C Shares, respectively.

(10)  Dividend expense totaled 0.40% of average net assets for the year ended September 30, 2014, 0.40% of which was waived. Broker fees and charges on short sales totaled 0.44% of average net assets for the year ended September 30, 2014, 0.44% of which was waived. If dividend expense and broker fees and charges on short sales had not been contractually waived, the ratios of net expenses to average net assets would have been 2.77%, 3.01% and 3.77% for the Institutional, Investor and Class C Shares, respectively.

(11)  Dividend expense totaled 0.45% of average net assets for the year ended September 30, 2013, 0.45% of which was waived. Broker fees and charges on short sales totaled 0.45% of average net assets for the year ended September 30, 2013, 0.45% of which was waived. If dividend expense and broker fees and charges on short sales had not been contractually waived, the ratios of net expenses to average net assets would have been 2.83%, 3.08% and 3.83% for the Institutional, Investor and Class C Shares, respectively.

(12)  Dividend expense totaled 0.20% of average net assets for the year ended September 30, 2012, 0.20% of which was waived. Broker fees and charges on short sales totaled 0.33% of average net assets for the year ended September 30, 2012, 0.33% of which was waived. If dividend expense and broker fees and charges on short sales had not been contractually waived, the ratios of net expenses to average net assets would have been 2.42%, 2.67% and 3.42% for the Institutional, Investor and Class C Shares, respectively.

(13)  Dividend expense totaled 0.28% of average net assets for the year ended September 30, 2011, 0.22% of which was waived. Broker fees and charges on short sales totaled 0.32% of average net assets for the year ended September 30, 2011, 0.25% of which was waived. If dividend expense and broker fees and charges on short sales had not been contractually waived, the ratios of net expenses to average net assets would have been 2.40%, 2.65% and 3.40% for the Institutional, Investor and Class C Shares, respectively.

Amounts designated as "—" are either not applicable, $0 or have been rounded to $0.

The accompanying notes are and integral part of the financial statements.

32 TURNER FUNDS 2015 ANNUAL REPORT

TURNER FUNDS 2015 ANNUAL REPORT 33

FINANCIAL STATEMENTS

Financial highlights

For a share outstanding throughout each period

	Net asset value, beginning of period	Net investment income (loss)(1)	Realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from capital gains	Total dividends and distributions	Net asset value, end of period	Total return	Net assets end of period (000)	Ratio of net expenses to average net assets*	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets*	Portfolio turnover rate**
Turner Emerging Growth Fund — Institutional Class Shares
2015	$54.75	(0.12)	2.75	2.63	—	(26.11)	(26.11)	$31.27	7.28%	$15,808	1.15%	1.58%	(0.33)%	227%
2014	$65.25	(0.46)	0.32	(0.14)	—	(10.36)	(10.36)	$54.75	(0.76)%	$25,912	1.15%	1.42%	(0.76)%	78%
2013	$57.68	(0.12)	16.10	15.98	—	(8.41)	(8.41)	$65.25	32.98%	$72,442	1.15%	1.31%	(0.21)%	62%
2012	$45.83	(0.34)	12.19	11.85	—	—	—	$57.68	25.86%	$69,391	1.15%	1.30%	(0.62)%	75%
2011	$42.51	(0.40)	3.72	3.32	—	—	—	$45.83	7.81%	$67,035	1.15%	1.27%	(0.77)%	74%
Turner Emerging Growth Fund — Investor Class Shares
2015	$53.75	(0.21)	2.68	2.47	—	(26.11)	(26.11)	$30.11	7.01%	$71,694	1.40%	1.83%	(0.59)%	227%
2014	$64.38	(0.59)	0.32	(0.27)	—	(10.36)	(10.36)	$53.75	(1.00)%	$116,860	1.40%	1.67%	(1.01)%	78%
2013	$57.16	(0.25)	15.88	15.63	—	(8.41)	(8.41)	$64.38	32.63%	$180,291	1.40%	1.56%	(0.46)%	62%
2012	$45.52	(0.47)	12.11	11.64	—	—	—	$57.16	25.57%	$168,990	1.40%	1.55%	(0.87)%	75%
2011	$42.32	(0.52)	3.72	3.20	—	—	—	$45.52	7.56%	$159,127	1.40%	1.55%	(1.01)%	74%
Turner Midcap Growth Fund — Institutional Class Shares
2015	$38.57	(0.10)	(0.82)	(0.92)	—	(16.16)	(16.16)	$21.49	(4.63)%	$35,704	0.93%	1.33%	(0.39)%	119	% (2)
2014	$43.43	(0.08)	4.58	4.50	—	(9.36)	(9.36)	$38.57	12.25%	$46,253	0.93%	1.17%	(0.21)%	89	% (3)
2013	$35.39	(0.09)	8.68	8.59	—	(0.55)	(0.55)	$43.43	24.69%	$205,679	0.93%	1.08%	(0.24)%	84%
2012	$30.42	(0.05)	5.02	4.97	—	—	—	$35.39	16.34%	$236,147	0.93%	1.04%	(0.14)%	121%
2011	$29.90	(0.06)	0.58	0.52	—	—	—	$30.42	1.74%	$245,480	0.93%	1.05%	(0.18)%	104%
Turner Midcap Growth Fund — Investor Class Shares
2015	$37.79	(0.16)	(0.76)	(0.92)	—	(16.16)	(16.16)	$20.71	(4.81)%	$133,541	1.18%	1.58%	(0.64)%	119	% (2)
2014	$42.85	(0.17)	4.47	4.30	—	(9.36)	(9.36)	$37.79	11.88%	$187,974	1.18%	1.42%	(0.44)%	89	% (3)
2013	$35.03	(0.18)	8.55	8.37	—	(0.55)	(0.55)	$42.85	24.31%	$257,240	1.18%	1.33%	(0.49)%	84%
2012	$30.16	(0.13)	5.00	4.87	—	—	—	$35.03	16.15%	$404,427	1.18%	1.29%	(0.39)%	121%
2011	$29.73	(0.13)	0.56	0.43	—	—	—	$30.16	1.45%	$471,286	1.18%	1.28%	(0.38)%	104%
Turner Midcap Growth Fund — Retirement Class Shares
2015	$35.75	(0.21)	(0.69)	(0.90)	—	(16.16)	(16.16)	$18.69	(5.11)%	$2,742	1.43%	1.83%	(0.89)%	119	% (2)
2014	$41.07	(0.25)	4.29	4.04	—	(9.36)	(9.36)	$35.75	11.74%	$4,674	1.43%	1.67%	(0.68)%	89	% (3)
2013	$33.65	(0.25)	8.22	7.97	—	(0.55)	(0.55)	$41.07	24.11%	$4,235	1.43%	1.58%	(0.74)%	84%
2012	$29.05	(0.20)	4.80	4.60	—	—	—	$33.65	15.83%	$4,811	1.43%	1.54%	(0.64)%	121%
2011	$28.71	(0.22)	0.56	0.34	—	—	—	$29.05	1.18%	$3,972	1.43%	1.54%	(0.63)%	104%
Turner Small Cap Growth Fund — Investor Class Shares
2015	$37.23	(0.17)	1.25	1.08	—	(20.25)	(20.25)	$18.06	6.55%	$70,842	1.25%	1.83%	(0.77)%	280%
2014	$44.76	(0.33)	0.76	0.43	—	(7.96)	(7.96)	$37.23	0.99%	$130,085	1.25%	1.66%	(0.83)%	127%
2013	$35.96	(0.16)	11.47	11.31	—	(2.51)	(2.51)	$44.76	33.79%	$233,039	1.25%	1.56%	(0.43)%	82%
2012	$27.83	(0.23)	8.36	8.13	—	—	—	$35.96	29.21%	$250,099	1.25%	1.53%	(0.68)%	100%
2011	$28.97	(0.26)	(0.88)	(1.14)	—	—	—	$27.83	(3.94)%	$229,919	1.25%	1.53%	(0.76)%	119%

*  Inclusive of fees paid indirectly, waivers and/or reimbursements.

**  Excludes effect of in-kind transfers and mergers, as applicable. Not annualized for periods less than one year.

(1)  Based on average shares outstanding.

(2)  If purchases of portfolio securities in connection with the reorganization of the Turner Large Growth Fund into the Turner Midcap Growth Fund had been included, the portfolio turnover rate would have been 133%.

(3)  If purchases of portfolio securities in connection with the reorganization of the Turner All Cap Growth Fund into the Turner Midcap Growth Fund had been included, the portfolio turnover rate would have been 93%.

Amounts designated as "—" are either not applicable, $0 or have been rounded to $0.

The accompanying notes are and integral part of the financial statements.

34 TURNER FUNDS 2015 ANNUAL REPORT

TURNER FUNDS 2015 ANNUAL REPORT 35

NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

September 30, 2015

1. Organization:

Turner Funds (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust meets the definition as an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services — Investment Companies." The funds included herein are Turner Medical Sciences Long/Short Fund ("Medical Sciences Long/Short Fund"), Turner Titan II Fund ("Titan II Fund," formerly Turner Spectrum Fund), Turner Emerging Growth Fund ("Emerging Growth Fund"), Turner Midcap Growth Fund ("Midcap Growth Fund"), and Turner Small Cap Growth Fund ("Small Cap Growth Fund"), each a "Fund" and collectively the "Funds."

Each Fund is registered as a diversified portfolio of the Trust.

The Funds are registered to offer different classes of shares: Institutional Class Shares, Investor Class Shares, Retirement Class Shares, Class C Shares, or a combination of the four. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies, along with information on the classes of shares currently being offered.

2. Significant accounting policies:

The following is a summary of the significant accounting policies followed by the Funds.

Use of estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities valuation—In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market.

The Trust has a three-tier fair value hierarchy that is dependent upon the various "inputs" used to determine the value of the Funds' investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 – significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including American Depositary Receipts ("ADRs"), are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long positions and the most recent quoted ask price for short positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. To the extent these securities are valued at the last sales price or NASDAQ Official Closing Price, they are categorized as Level 1 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain bid and ask prices from two broker-dealers who make a market in the security and determine the average of the two. In this situation, valuations are typically categorized as Level 2 in the fair value hierarchy.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Board of Trustees of the Trust (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been delisted from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably

36 TURNER FUNDS 2015 ANNUAL REPORT

available to the Committee. Depending on the source or relative significance of the valuation inputs, these securities may be categorized as Level 2 or Level 3 in the fair value hierarchy.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector.

In the event that Turner Investments, L.P. ("Turner," the "Adviser," or the "Administrator") believes that the fair values provided by a third party fair valuation vendor are not reliable, or believes that a foreign security held by a Fund should be fair valued for any other reason, the Adviser shall contact the sub-administrator, Citi Fund Services, Ohio, Inc. ("Citi" or the "Sub-administrator"), and request that a meeting of the Committee be held. Depending on the source or relative significance of the valuation inputs, these securities may be categorized as Level 2 or Level 3 in the fair value hierarchy.

For the year ended September 30, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following table is a summary of inputs used to value the Funds' investments as of September 30, 2015. The breakdown, by sub-category, of the "common stock" category is disclosed in the Schedule of investments and Schedule of securities sold short for each Fund, as applicable.

	Level 1 (000)	Level 2 (000)		Total (000)
Medical Sciences Long/Short Fund
Investments in Securities
Common stock	$105,232	$—		$105,232
Cash equivalent	14,868	—		14,868
Warrant	—	—	*	—	*
Total Investments in securities	$120,100	$—		$120,100
Securities Sold Short
Common stock	$45,297	$—		$45,297
Exchange traded funds	44,011	—		44,011
Total Securities sold short	$89,308	$—		$89,308
	Level 1 (000)	Level 2 (000)	Total (000)
Titan II Fund
Investments in Securities
Common stock	$52,684	$—	$52,684
Warrant	47	—	47
Total Investments in securities	$52,731	$—	$52,731
Securities Sold Short
Common stock	$22,298	$—	$22,298
Exchange traded funds	8,675	—	8,675
Total Securities sold short	$30,973	$—	$30,973
Emerging Growth Fund
Investments in Securities
Common stock	$59,074	$—	$59,074
Cash equivalent	19,447	—	19,447
Total Investments in securities	$78,521	$—	$78,521
Midcap Growth Fund
Investments in Securities
Common stock	$168,419	$—	$168,419
Cash equivalent	5,752	—	5,752
Total Investments in securities	$174,171	$—	$174,171
Small Cap Growth Fund
Investments in Securities
Common stock	$70,058	$—	$70,058
Cash equivalent	11,421	—	11,421
Total Investments in securities	$81,479	$—	$81,479

  * Represents interest in securities that were determined to have a value of zero at September 30, 2015.

For each Fund, there were no transfers between the levels as of September 30, 2015 based on the input levels assigned at September 30, 2014.

Security transactions and related income—Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities lots sold.

Securities sold short—Consistent with each Fund's investment objectives, the Funds may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends that accrue during the period of the loan. Dividends declared on open short positions are recorded on ex-date and shown as an expense for financial

TURNER FUNDS 2015 ANNUAL REPORT 37

NOTES TO FINANCIAL STATEMENTS

reporting purposes. To borrow the security, the Fund also may be required to pay a fee, which is shown as an expense for financial reporting purposes. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the brokers as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the short positions. The Medical Sciences Long/Short Fund and Titan II Fund engaged in short sales during the year ended September 30, 2015.

Option transactions—Consistent with each Fund's investment objectives, the Funds may write covered call options and sell put options as a means of increasing the yield on their portfolios and as a means of providing limited protection against decreases in their market value. The Funds may purchase put and call options to protect against a decline in the market value of the securities in their portfolios or to anticipate an increase in the market value of securities that the Funds may seek to purchase in the future. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of assets and liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written.

Option contracts are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security). The primary risk exposure from written and purchased options contracts is equity exposure.

During the year ended September 30, 2015, the Funds held no written or purchased options.

Foreign currency translation—The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments in the Statements of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid.

Expenses—Expenses that are specifically attributed to one of the Funds are charged to that Fund. Certain other expenses of the Funds are prorated among the Funds on the basis of relative daily net assets.

Classes—Class specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and distributions—The Funds declare and distribute net investment income, if any, annually, as a dividend to shareholders. Any net realized capital gains on sales of securities for all Funds are distributed to shareholders at least annually.

38 TURNER FUNDS 2015 ANNUAL REPORT

3. Administration, shareholder servicing, distribution and transfer agent agreements:

Turner provides administrative services to the Funds under an Administration Agreement with the Trust. For its services, Turner receives an annual fee of 0.15% of the aggregate average daily net assets of the Trust up to $2 billion and 0.12% of the aggregate average daily net assets of the Trust over $2 billion. Under a separate Sub-administration Agreement between Turner and Citi, Citi provides sub-administrative services, including certain fund accounting services, to the Trust. For the year ended September 30, 2015, Citi was paid $474 (000) by Turner.

Foreside Fund Services, LLC (the "Distributor") provides distribution services to the Funds under a Distribution Services Agreement.

The Funds have adopted a Distribution Plan for Retirement Class Shares and Class C Shares (the "Distribution Plan") under which firms, including the Distributor, that provide distribution services may receive compensation. Under the Distribution Plan, which was adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, the Distributor is entitled to receive aggregate fees for distribution services not to exceed 0.75% of each Fund's average daily net assets attributable to Retirement Class or Class C Shares that are subject to the arrangement in return for providing a broad range of distribution services. Currently, the Retirement Class Shares of the Midcap Growth Fund pay the Distributor 0.25% and the Class C Shares of the Medical Sciences Long/Short Fund and Titan II Fund pay the Distributor 0.75% in distribution fees.

The Funds have also adopted Shareholder Services Plans (the "Service Plans"). Under the Service Plans, service providers are entitled to receive aggregate fees for shareholder services not to exceed 0.25% of each Fund's average daily net assets attributable to Investor Class Shares, Retirement Class Shares and Class C Shares that are subject to the arrangement in return for providing shareholder services. Currently, Investor Class Shares of each Fund, Retirement Class Shares of the Midcap Growth Fund and Class C Shares of the Medical Sciences Long/Short Fund and Titan II Fund pay 0.25% in shareholder servicing fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a Transfer Agency Agreement with the Trust.

Certain officers and trustees of the Trust are also officers or employees of Turner or Citi. With the exception of the Trust's Chief Compliance Officer, such officers are paid no fees by the Trust for serving as officers and trustees of the Trust.

4. Investment advisory agreement:

The Trust and Turner are parties to an Investment Advisory Agreement dated April 28, 1996 under which Turner receives a fee that is calculated daily and paid monthly, based on the average daily net assets of the Funds.

Turner has contractually agreed to waive all or a portion of its fees and to reimburse expenses in order to limit total Fund operating expenses, excluding interest and borrowing cost on short and long sales and short sale dividend expenses, to a specified percentage of the average daily net assets of each Fund on an annualized basis through certain dates disclosed in the following table:

	Advisory fee	Expense cap	Date (through)
Medical Sciences Long/Short Fund
Institutional Class	1.50%	1.90%	January 31, 2016
Investor Class	1.50%	2.15%	January 31, 2016
Class C	1.50%	2.90%	January 31, 2016
Titan II Fund
Institutional Class	1.50%	1.90%	January 31, 2016
Investor Class	1.50%	2.15%	January 31, 2016
Class C	1.50%	2.90%	January 31, 2016
Emerging Growth Fund
Institutional Class	1.00%	1.15%	January 31, 2016
Investor Class	1.00%	1.40%	January 31, 2016
Midcap Growth Fund
Institutional Class	0.75%	0.93%	January 31, 2016
Investor Class	0.75%	1.18%	January 31, 2016
Retirement Class	0.75%	1.43%	January 31, 2016
Small Cap Growth Fund
Investor Class	1.00%	1.25%	January 31, 2016

Prior to January 31, 2015, Turner contractually agreed to waive all or a portion of its fees and to reimburse expenses in order to limit total operating expenses to a specified percentage of the average daily net assets of each of the below Funds on an annualized basis including interest and borrowing cost of short and long sales and short sale dividend expenses as disclosed in the following table:

	Advisory fee	Expense cap	Date (through)
Medical Sciences Long/Short Fund
Institutional Class	1.50%	1.95%	January 31, 2015
Investor Class	1.50%	2.20%	January 31, 2015
Class C	1.50%	2.95%	January 31, 2015
Titan II Fund
Institutional Class	1.50%	1.95%	January 31, 2015
Investor Class	1.50%	2.20%	January 31, 2015
Class C	1.50%	2.95%	January 31, 2015

TURNER FUNDS 2015 ANNUAL REPORT 39

NOTES TO FINANCIAL STATEMENTS

5. Contingent deferred sales charges (Class C Shares):

A 1.00% contingent deferred sales charge ("CDSC") will be deducted with respect to Class C Shares of the Medical Sciences Long/Short Fund and Titan II Fund redeemed within 12 months of purchase. The CDSC will be based on the lower of the original purchase price or the value of the Class C Shares redeemed. The CDSC may be waived for certain investors, as described in the Class C Shares statutory prospectus for the Medical Sciences Long/Short Fund and Titan II Fund.

6. Investment transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended September 30, 2015 were as follows:

	Purchases (000)	Sales (000)
Medical Sciences Long/Short Fund	$205,608	$140,841
Titan II Fund	306,626	390,488
Emerging Growth Fund	230,265	321,623
Midcap Growth Fund*	254,060	344,002
Small Cap Growth Fund	217,212	281,165

*  Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund's portfolio after the reorganization of the Turner Large Growth Fund into the Midcap Growth Fund are excluded from these amounts. The cost of purchases excluded were $28,833 (000).

7. Federal tax policies and information:

Each of the Funds are classified as a separate taxable entity for Federal income tax purposes. Each Fund intends to continue to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

The amounts of dividends from net investment income and distributions from net realized capital gains, if any, are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. These differences are primarily due to wash sales, REIT adjustments, foreign currency transactions, net operating losses, return of capital distributions, equalization and investments in partnerships and passive foreign investment companies. The character and timing of dividends from net investment income and distributions from net realized gains distributed during the fiscal year may differ from the year that the income or realized gains (losses) were recorded by the Funds. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Any available tax equalization will be pro-rata to short-term capital gains and to long-term capital gains, and then to net investment income, as applicable.

Withholding taxes on dividends and net realized capital gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Accordingly, the following permanent differences have been reclassified to/from the following accounts during the fiscal year ended September 30, 2015:

	Undistributed net investment income (loss) (000)	Accumulated net realized gain (loss) (000)	Portfolio capital (000)
Medical Sciences Long/Short Fund	$216	$(228)	$12
Titan II Fund	6,952	(69)	(6,883)
Emerging Growth Fund	(16)	(232)	248
Midcap Growth Fund	297	41,715	(42,012)
Small Cap Growth Fund	1,357	(938)	(419)

The tax character of dividends and distributions declared during the years ended September 30, 2015 and September 30, 2014 were as follows:

	Ordinary income (000)	Long-term capital gain (000)	Return of capital (000)	Total (000)
Medical Sciences Long/Short Fund
2015	$1,500	$749	$—	$2,249
2014	331	385	—	716
Titan II Fund
2015	$—	$23,605	$—	$23,605
Emerging Growth Fund
2015	$396	$58,298	$—	$58,694
2014	—	38,752	—	38,752
Midcap Growth Fund
2015	$707	$93,583	$—	$94,290
2014	17,823	67,608	—	85,431
Small Cap Growth Fund
2015	$—	$46,207	$—	$46,207
2014	4,658	36,321	—	40,979

40 TURNER FUNDS 2015 ANNUAL REPORT

As of September 30, 2015, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed ordinary income (000)	Undistributed long-term capital gains (000)	Capital loss carryforward (000)	Post- October losses (000)	Late-year ordinary losses (000)	Unrealized appreciation (depreciation) (000)	Total distributable earnings (000)
Medical Sciences Long/Short Fund	$—	$2,468	$—	$(1,060)	$(1,603)	$551	$356
Titan II Fund	—	3,640	—	—	(824)	263	3,079
Emerging Growth Fund	—	36,369	—	(2,875)	(584)	375	33,285
Midcap Growth Fund	—	21,321	(2,897)	—	(1,010)	14,166	31,580
Small Cap Growth Fund	—	14,894	—	—	(325)	2,828	17,397

Under current tax law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as "late year ordinary loss") may be deferred and treated as having arisen in the following fiscal year.

As of the end of their latest tax year end of September 30, 2015, the Fund in the following table had capital loss carryforwards ("CLCFs"). CLCFs not subject to expiration must be used prior to using any CLCFs that are subject to expiration. A summary of these CLCFs is detailed in the table below.

The Funds did not have any CLCF's that are not subject to expiration.

CLCFs subject to expiration:

Expiring September 30, 2017 (000)
Midcap Growth Fund	$2,897	*

*  CLCFs were acquired as part of the Fund mergers noted in Note 10. As such, the CLCF is subject to annual limitations.

As of August 29, 2014, the Midcap Growth Fund credited accumulated net realized loss of $7,915 (000) and charged paid-in-capital of $21,343 (000) and unrealized appreciation of $3,415 (000) due to the Turner All Cap Growth Fund ("All Cap Growth Fund") merger with Midcap Growth Fund.

As of January 23, 2015, the Midcap Growth Fund credited accumulated net realized loss of $43,898 (000) and charged paid-in-capital of $72,623 (000) and unrealized appreciation of $428 (000) due to the Turner Large Growth Fund ("Large Growth Fund") merger with Midcap Growth Fund.

During the year ended September 30, 2015, Midcap Growth Fund utilized CLCFs of $3,935 (000) and $41,715 (000) was written off.

At September 30, 2015, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for the investments held by each Fund, excluding securities sold short were as follows:

	Federal tax cost (000)	Unrealized appreciation (000)	Unrealized depreciation (000)	Net unrealized appreciation (depreciation) (000)
Medical Sciences Long/Short Fund	$132,320	$3,792	$(16,012)	$(12,220)
Titan II Fund	54,014	1,184	(2,467)	(1,283)
Emerging Growth Fund	78,146	3,249	(2,874)	375
Midcap Growth Fund	160,005	19,846	(5,680)	14,166
Small Cap Growth Fund	78,651	6,591	(3,763)	2,828

For the current open tax year and for all major jurisdictions, management has evaluated the tax positions taken or expected to be taken in the course of preparing their tax returns to determine whether the tax positions will "more-likely-than-not" be sustained by the Funds upon challenge by the applicable tax authority. Tax positions taken in previous tax years remain subject to examination by tax authorities (generally three years for federal income tax purposes). Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Funds would be recorded as a tax benefit or expense in the current period. For the year ended September 30, 2015, the Funds did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expenses are zero, with no interim additions, reductions or settlements.

TURNER FUNDS 2015 ANNUAL REPORT 41

NOTES TO FINANCIAL STATEMENTS

8. Loans of portfolio securities:

The Funds may lend securities in their portfolios pursuant to a securities lending agreement ("Lending Agreement") with Morgan Stanley. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 100% of the market value of the securities loaned based on the previous day's market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. Cash collateral received is invested in the Dollar Shares of the BlackRock Liquidity Funds TempCash Portfolio, a money market fund. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Funds receive an annual fee for their participation in the Lending Agreement based on the projected lending activity.

In the event of bankruptcy of the borrower, realization/retention of the collateral may be subject to legal proceedings.

Securities lending transactions are entered into by each Fund under a Master Securities Lending Agreement ("MSLA") which permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds.

The following Funds had securities on loan and had invested cash collateral, subject to offset under a MSLA, with the following values as of September 30, 2015:

Fund	Value of Securities on Loan (000)	Value of Collateral (000)*	Net Amount (000)
Emerging Growth Fund	$1,391	$1,391	—
Midcap Growth Fund	544	538	6
Small Cap Growth Fund	9,897	9,897	—

*  The actual value of collateral received may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the value of securities on loan as disclosed in the Statements of Assets and Liabilities.

9. Concentration/risks:

Certain Funds invest a high percentage of their assets in specific market sectors in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to positive or negative economic, political, and regulatory developments in a particular market sector of the market and may experience the effect of this increased volatility on the Fund's net asset value and a magnified effect on the Fund's total return.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest companies in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, the Fund and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

The Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

10. Fund Mergers:

On January 23, 2015, the Midcap Growth Fund acquired all of the net assets of the Large Growth Fund, an open-end investment company, pursuant to a Plan of Reorganization approved by the Large Growth Fund's shareholders at a meeting held on January 15, 2015. The purpose of the transaction was to combine the two Funds managed by the Adviser with similar objectives and policies. The acquisition was accomplished by a tax-free exchange of 811,506 Investor Class shares of the Large Growth Fund, valued at $14,264 (000), for 637,903 Investor Class shares of the Midcap Growth Fund and 843,931 Institutional Class shares of the Large Growth Fund, valued at $14,971 (000) for 646,409 Institutional Class shares of the Midcap Growth Fund outstanding on January 23, 2015. The exchange ratios (Midcap Growth Fund shares issued/ Large Growth Fund shares outstanding) were 0.79:1 for the Investor Class and 0.77:1 for the Institutional Class.

The investment portfolio of the Large Growth Fund, with a fair value of $29,261 (000) and identified cost of $28,833 (000) at January 23, 2015, was the principal asset acquired by the Midcap Growth Fund. For financial reporting purposes, assets received and shares issued by the Midcap Growth Fund were recorded at fair value; however, the cost basis of the investments received from the Large Growth Fund was carried forward to align ongoing reporting of the Midcap Growth Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Upon the business combination of the Funds on January 23, 2015, the net assets of the Large Growth Fund, which included portfolio capital of $72,623 (000), accumulated net investment income of $81 (000), accumulated realized losses of $(43,898) (000) and unrealized gains of $428 (000), combined with the Midcap Growth Fund were $225,779 (000). The undistributed net investment income and unrealized gains of

42 TURNER FUNDS 2015 ANNUAL REPORT

the Large Growth Fund may be distributed by the Midcap Growth Fund in future periods. Immediately prior to the merger, the net assets of the Large Growth Fund and the Midcap Growth Fund were $29,234 (000) and $196,545 (000), respectively. All fees and expenses incurred by the Large Growth Fund and the Midcap Growth Fund directly in connection with the Plan of Reorganization were borne by the Advisor.

Assuming the acquisition had been completed on October 1, 2014, the beginning of the annual reporting period of the Midcap Growth Fund, the Fund's pro forma results of operations for the year ended September 30, 2015, are as follows (000):

Net investment income/(loss):	$(1,321)
Net realized/unrealized gains/(losses):	(3,362)
Change in net assets resulting from operations:	$(4,683)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Large Growth Fund that have been included in the Midcap Growth Fund's Statement of operations since January 23, 2015.

On August 29, 2014, the Midcap Growth Fund acquired all of the net assets of the All Cap Growth Fund, an open-end investment company, pursuant to a Plan of Reorganization approved by the All Cap Growth Fund shareholders at a meeting held on August 22, 2014. The purpose of the transaction was to combine the two Funds managed by the Adviser with similar investment objectives and policies. The acquisition was accomplished by a tax-free exchange of 426,504 Investor Class shares of the Midcap Growth Fund, valued at $16,748 (000), for 1,425,928 Investor Class shares of the All Cap Growth Fund outstanding on August 29, 2014. The exchange ratio (Midcap Growth Fund shares issued/All Cap Growth Fund shares outstanding) was 0.299:1 for the Investor Class.

The investment portfolio of the All Cap Growth Fund, with a fair value of $16,742 (000) and identified cost of $13,327 (000) at August 29, 2014, was the principal asset acquired by the Midcap Growth Fund. For financial reporting purposes, assets received and shares issued by the Midcap Growth Fund were recorded at fair value; however, the cost basis of the investments received from the All Cap Growth Fund was carried forward to align ongoing reporting of the Midcap Growth Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Upon the business combination of the Funds on August 29, 2014, the net assets of the All Cap Growth Fund, which included portfolio capital of $21,343 (000), accumulated net investment loss of $95 (000), accumulated realized losses of $7,915 (000) and unrealized gains of $3,415 (000), combined with the Midcap Growth Fund were $254,640 (000). The undistributed net investment income and unrealized gains of the All Cap Growth Fund may be distributed by the Midcap Growth Fund in future periods. Immediately prior to the merger, the net assets of the All Cap Growth Fund and the Midcap Growth Fund were $16,535 (000) and $237,892 (000), respectively. All fees and expenses incurred by the All Cap Growth Fund and the Midcap Growth Fund directly in connection with the Plan of Reorganization were borne by the Adviser.

Assuming the acquisition had been completed on October 1, 2013, the beginning of the annual reporting period of the Midcap Growth Fund, the Fund's pro forma results of operations for the year ended September 30, 2014, are as follows (000):

Net investment income/(loss):	$(1,355)
Net realized/unrealized gains/(losses):	47,180
Change in net assets resulting from operations:	$45,825

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the All Cap Growth Fund that have been included in the Midcap Growth Fund's Statement of operations since August 29, 2014.

11. Subsequent Events:

The Trust has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

On November 20, 2015, the Board approved a recommendation from the Adviser to change the name of Turner Titan II Fund to Turner Titan Long/Short Fund, and to change the name of Turner Emerging Growth Fund to Turner SMID Cap Growth Opportunities Fund. These changes are expected to take effect on or about January 31, 2016.

Based on this evaluation, other than the items noted above, no additional disclosures and/or adjustments were required to the financial statements as of September 30, 2015.

12. Change in Independent Registered Public Accounting firm (unaudited):

On May 15, 2015, the Board, upon the recommendation of the Audit Committee of the Board of Trustees, dismissed KPMG LLP ("KPMG") and approved the appointment of Tait, Weller & Baker, LLP ("Tait Weller") as the Funds' independent registered public accounting firm for the fiscal year ended September 30, 2015. For the fiscal years ended September 30, 2014 and September 30, 2013, KPMG's audit reports concerning the Funds contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal years ended

TURNER FUNDS 2015 ANNUAL REPORT 43

NOTES TO FINANCIAL STATEMENTS

September 30, 2014 and September 30, 2013, and interim period ended May 15, 2015, there were no disagreements between the Funds and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements for such years or periods. In addition, there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. During the Funds' fiscal years ended September 30, 2014 and September 30, 2013, and the interim period ended May 15, 2015, neither the Trust, the Funds nor anyone on their behalf consulted Tait Weller concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds' financial statements or (ii) the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

44 TURNER FUNDS 2015 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of and The Board of Trustees of
Turner Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Turner Medical Sciences Long/Short Fund, Turner Titan II Fund, Turner Emerging Growth Fund, Turner Midcap Growth Fund and Turner Small Cap Growth Fund (the "Funds"), each a series of Turner Funds, as of September 30, 2015 and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended September 30, 2014 and the financial highlights for each of the four years in the period ended September 30, 2014 have been audited by other auditors, and in their opinion dated November 24, 2014, they expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or through other appropriate audit procedures where replies from brokers were unable to be obtained. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Turner Medical Sciences Long/Short Fund, Turner Titan II Fund, Turner Emerging Growth Fund, Turner Midcap Growth Fund and Turner Small Cap Growth Fund, as of September 30, 2015, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 25, 2015

TURNER FUNDS 2015 ANNUAL REPORT 45

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a September 30, 2015 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2015 year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended September 30, 2015, each portfolio is designating the following items with regard to distributions paid during the year.

	Dividends qualifying for corporate dividends receivable deduction(1)	Qualifying dividend income(2)	Short-term capital gain(3) (000)	Long-term capital gain(4) (000)
Medical Sciences Long/Short Fund	19.53%	21.44%	$1,500	$782	(5)
Titan II Fund	0.00%	0.00%	—	23,605
Emerging Growth Fund	100.00%	100.00%	396	58,546	(6)
Midcap Growth Fund	0.00%	0.00%	707	93,583
Small Cap Growth Fund	0.00%	0.00%	—	46,207

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of "Ordinary Income Distributions."

(2)  The percentage in this column represents the amount of "Qualifying Dividend Income" and is reflected as a percentage of "Ordinary Income Distributions" which may be subject to a maximum tax rate of 23.8% for individual taxpayers.

(3)  The amount in this column represents the amount of "Short-Term Capital Gain" as designated in accordance with Section 871(k)(2) and 881(e) of the Internal Revenue Code. This designation is not applicable to U.S. citizens or U.S. resident shareholders.

(4)  The amount in this column represents the amount of "Long-Term Capital Gain" as designated by each applicable fund.

(5)  Pursuant to Section 852 of the Internal Revenue Code, $33 (000) of the amount designated as long-term capital gains distributions was distributed in connection with share redemptions.

(6)  Pursuant to Section 852 of the Internal Revenue Code, $248 (000) of the amount designated as long-term capital gains distributions was distributed in connection with share redemptions.

The information reported herein may differ from the information and distributions taxable to the Shareholders for the calendar year ended December 31, 2015. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

46 TURNER FUNDS 2015 ANNUAL REPORT

DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Annualized Expense Ratios	Expenses Paid During Period*
Turner Medical Sciences Long/Short Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$966.90	3.11%	$15.33
Hypothetical 5% Return	1,000.00	1,009.48	3.11	15.67
Turner Medical Sciences Long/Short Fund — Investor Class Shares
Actual Fund Return	1,000.00	965.90	3.36	16.56
Hypothetical 5% Return	1,000.00	1,008.22	3.36	16.92
Turner Medical Sciences Long/Short Fund — Class C Shares
Actual Fund Return	1,000.00	961.80	4.11	20.21
Hypothetical 5% Return	1,000.00	1,004.46	4.11	20.65
Turner Titan II Fund — Institutional Class Shares
Actual Fund Return	1,000.00	1,001.10	3.16	15.85
Hypothetical 5% Return	1,000.00	1,009.23	3.16	15.92
Turner Titan II Fund — Investor Class Shares
Actual Fund Return	1,000.00	1,000.00	3.41	17.10
Hypothetical 5% Return	1,000.00	1,007.97	3.41	17.16
Turner Titan II Fund — Class C Shares
Actual Fund Return	1,000.00	996.60	4.16	20.82
Hypothetical 5% Return	1,000.00	1,004.21	4.16	20.90
	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Annualized Expense Ratios	Expenses Paid During Period*
Turner Emerging Growth Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$961.90	1.15%	$5.66
Hypothetical 5% Return	1,000.00	1,019.30	1.15	5.82
Turner Emerging Growth Fund — Investor Class Shares
Actual Fund Return	1,000.00	960.80	1.40	6.88
Hypothetical 5% Return	1,000.00	1,018.05	1.40	7.08
Turner Midcap Growth Fund — Institutional Class Shares
Actual Fund Return	1,000.00	872.90	0.93	4.37
Hypothetical 5% Return	1,000.00	1,020.41	0.93	4.71
Turner Midcap Growth Fund — Investor Class Shares
Actual Fund Return	1,000.00	872.00	1.18	5.54
Hypothetical 5% Return	1,000.00	1,019.15	1.18	5.97
Turner Midcap Growth Fund — Retirement Class Shares
Actual Fund Return	1,000.00	870.90	1.43	6.71
Hypothetical 5% Return	1,000.00	1,017.90	1.43	7.23
Turner Small Cap Growth Fund — Investor Class Shares
Actual Fund Return	1,000.00	962.20	1.25	6.15
Hypothetical 5% Return	1,000.00	1,018.80	1.25	6.33

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these on-going costs, which include (among others) costs for portfolio management, distribution (12b-1) and/or shareholder services and other expenses. It is important for you to understand the impact of these costs on your investment returns. Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below and on the next page illustrates your Fund's costs in two ways:

• Actual Fund Return. This section helps you estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

• Hypothetical 5% Return. This section helps you compare your Fund's cost with those of other mutual funds. It provides information about hypothetical account values and expenses based on the Fund's actual expense ratio (column 3) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This section is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund's actual return — the hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period.

  *  Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period from 4/1/15 - 9/30/15).

TURNER FUNDS 2015 ANNUAL REPORT 47

TRUSTEE AND OFFICERS OF THE TRUST

Name, address and age(1)	Position held with Trust and length of service(2)	Principal occupation(s) during past 5 years	Number of portfolios in complex overseen by trustee	Other directorships held
Interested Trustee*
Robert E. Turner (58)	Trustee (since 2015); President (since 2015)	Chairman and Chief Investment Officer (since 1990); Chief Executive Officer (since 2015), Turner.	5	None

* Mr. Turner is deemed to be an "Interested Trustee" by virtue of his relationship with Turner and previously served as a Trustee of the Trust from 1996-2010. The Board appointed Mr. Turner as a Trustee and President of the Trust on October 21, 2015.

Non-Interested Trustees
Alfred C. Salvato (57)	Chairman of the Board (since 2004); Trustee (since 1996)	Senior Vice President of Finance and Chief Investment Officer (since 2003) and Treasurer (since 1995), Thomas Jefferson University.	5	None
Janet F. Sansone (70)	Trustee (since 1996)	Chief Management Officer, United States Government Printing Office (2008-2010); Self-employed Consultant (since 1999).	5	None
John T. Wholihan (77)	Trustee (since 1996)	Dean Emeritus (since 2007), Professor (since 1984) and Dean (1984-2007), College of Business Administration, Loyola Marymount University.	5	None
Executive Officers
Joel B. Engle 3435 Stelzer Road, Columbus, OH 43219 (49)	Controller and Chief Financial Officer (since 2015)	Senior Vice President of Citi Fund Services Ohio, Inc. (since 2007).	N/A	N/A
Brian F. McNally (57)	Vice-President (since 2002), Secretary and Chief Compliance Officer (since 2004)	General Counsel and Chief Compliance Officer (since 2004), Deputy General Counsel (2002-2004), Turner.	N/A	N/A
Christopher Holmes (45)	Vice-President & Assistant Secretary (since 2015)

Manager, Fund Administration and Compliance (since 2013), Senior Associate, Fund Administration and Compliance (2012), Associate, Fund Administration and Compliance (2005-2011), Operations Coordinator (2002-2005), Turner.

			N/A	N/A

(1)  Each Trustee and executive officer, unless noted otherwise, may be contacted by writing to such Trustee or Officer c/o Turner Funds, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, Attn: Turner Chief Legal Officer.

(2)  Each Officer serves a one-year term. All Trustees elected to office on or after February 19, 2010, are subject to a 12-year term of office ending on December 31st of the 12 year anniversary of the year in which he or she was first elected to the position of Trustee, subject to a one-time renewal for a second 12-year term by vote of a majority of the Trustees, including a majority of the "non-interested" Trustees. Additionally, each Trustee who had not reached the age of 70 as of December 31, 2009, is subject to a retirement age of 75, so that any Trustee who reaches such age shall resign as of the December 31st immediately following his or her 75th birthday. All other Trustees serve until his or her respective successor has been duly elected and qualified.

Trustee and Officer information is as of September 30, 2015, unless otherwise indicated.

The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1.800.224.6312.

48 TURNER FUNDS 2015 ANNUAL REPORT

Turner Funds

Turner Funds' trustees

Alfred C. Salvato

Chief Investment Officer & Treasurer

Thomas Jefferson University

Janet F. Sansone

Executive Director

JFS Consulting

Robert E. Turner

Chairman, Chief Investment Officer and Chief Executive Officer

Turner Investments, L.P.

Dr. John T. Wholihan

Professor (Retired), Dean Emeritus, College of Business

Loyola Marymount University

Investment adviser

Turner Investments, L.P.

Berwyn, Pennsylvania

Distributor

Foreside Fund Services, LLC

Portland, Maine

Administrator

Turner Investments, L.P.

Berwyn, Pennsylvania

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania

This report was prepared for shareholders of the Turner Funds. It may be distributed to others only if preceded or accompanied by a Turner Funds' Prospectus, which contains detailed information. All Turner Funds are offered by prospectus only.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Forms N-Q are available on the Commission's Web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Board of Trustees of the Turner Funds has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to Turner Investments, L.P. Turner Investments, L.P. will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to the SAI. The Board of Trustees will periodically review each Fund's proxy voting record.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) via the Funds' Web site, www.turnerinvestments.com; (ii) on the Commission's Web site at http://www.sec.gov; and (iii) without charge by calling 1.800.224.6312.

TURNER FUNDS 2015 ANNUAL REPORT 49

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50 TURNER FUNDS 2015 ANNUAL REPORT

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TURNER FUNDS 2015 ANNUAL REPORT 51

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52 TURNER FUNDS 2015 ANNUAL REPORT

Turner Funds

P.O. Box 219805

Kansas City, Missouri 64121-9805

Telephone: 1.800.224.6312

Email: mutualfunds@turnerinvestments.com

Web Site: www.turnerinvestments.com

TUR-AR-002-0312

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Turner Funds has determined that the Board’s Audit Committee does not have an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term.  After carefully considering all of the factors involved in the definition of “audit committee financial expert,” the Board determined that none of the members of the Audit Committee possessed all five attributes in the definition, although some members of the Audit Committee possessed some of the attributes.  The Board also determined that the Audit Committee members have general financial expertise, and given the size and types of the Turner Funds and in light of the nature of the accounting and valuation issues presented over the past several years, it did not appear that the Audit Committee members lacked any necessary skill to serve on the Audit Committee.

Item 4. Principal Accountant Fees and Services.

Fees billed by Tait, Weller & Baker, LLP (“Tait Weller”) related to the Trust

Tait Weller LLP billed aggregate fees for services rendered to the Fund for the fiscal year ended September 30, 2015 as follows:

	2015
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees (1)	$85,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A
(c) Tax Fees (2)	15,000	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A

Notes:

(1)         Audit Fees include fees related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)         Tax Fees consist of tax compliance services for the Trust.  These services primarily included preparation of federal and state income tax returns and federal excise tax returns, as well as review of annual excise distribution requirements.

Effective May 15, 2015, Tait, Weller & Baker, LLP became the Trust’s principal accountant.  Prior to that date, the Trust’s principal accountant was KPMG LLP (“KPMG”). KPMG billed aggregate fees for services rendered to the Fund for the fiscal year ended September 30, 2014, as follows:

	2014
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees (1)	$230,150	N/A	N/A
(b) Audit-Related Fees (2)	$15,000	N/A	N/A
(c) Tax Fees (3)	$96,964	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A

Notes:

(1)         Audit Fees include fees related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)         Audit-Related Fees relate to consents issued in connection with review of registration statements.

(3)         Tax Fees consist of tax compliance services for the Trust.  These services primarily included preparation of federal and state income tax returns and federal excise tax returns, as well as review of annual excise distribution requirements.

(e)(1) The Audit Committee has delegated pre-approval of non-audit services to the Chairman of the Audit Committee, subject to ratification by the Audit Committee.

(e)(2)  Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2015	2014
Audit-Related Fees	0.00%	0.00%
Tax Fees	0.00%	0.00%
All Other Fees	0.00%	0.00%

(f)  Not applicable.

(g)  The aggregate non-audit fees and services billed by Tait Weller for the fiscal year ended September 30, 2015 was $15,000, as described above. The aggregate non-audit fees and services billed by KPMG for the fiscal year ended September 30, 2014 was $96,964, as described above.

(h)  The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides on-going services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.         Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.         Schedule of Investments.

Schedule of Investments is included as part of report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant’s last proxy solicitation.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 as amended (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities and Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) of the Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Registrant’s Code of Ethics for Principal Executive and Senior Financial Officer is incorporated herein by reference to Exhibit 12(a)(1) if the registrant’s Form N-CSR filed on December 7, 2012, which is the most current document.

(a)(2) A separate certification for the Principal Executive Officer and the Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)), also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Turner Funds

By (Signature and Title)	/s/ Robert E. Turner
Robert E. Turner, President (Principal Executive Officer)
Date	December 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert E. Turner
Robert E. Turner, President (Principal Executive Officer)
Date	December 4, 2015

By (Signature and Title)	/s/ Joel B. Engle
Joel B. Engle, Controller and Chief Financial Officer (Principal Financial Officer)
Date	December 4, 2015